                     PACIFIC HORIZON GROWTH & INCOME FUNDS

                     PACIFIC HORIZON GROWTH & INCOME FUNDS
                                 ANNUAL REPORT
                               FEBRUARY 28, 1997


                              CAPITAL INCOME FUND
                             ASSET ALLOCATION FUND

                               INVESTING FOR ALL
                             THE TIMES OF YOUR LIFE

                                NOT FDIC INSURED

                          PACIFIC HORIZON FUNDS, INC.
                     3435 Stelzer Road, Columbus, OH 43219
                                 1-800-332-3863

                               INVESTMENT ADVISER
                         Bank of America National Trust
                            and Savings Association
                             555 California Street
                            San Francisco, CA 94104

                                 ADMINISTRATOR
                             The BISYS Group, Inc.
                               3435 Stelzer Road
                               Columbus, OH 43219

                            INDEPENDENT ACCOUNTANTS
                              Price Waterhouse LLP
                          1177 Avenue of the Americas
                               New York, NY 10036

                                  FUND COUNSEL
                           Drinker Biddle & Reath LLP
                              1345 Chestnut Street
                             Philadelphia, PA 19107

                                  DISTRIBUTOR
                         Concord Financial Group, Inc.
                               3435 Stelzer Road
                               Columbus, OH 43219

FUND SHARES ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF, OR OTHERWISE ENDORSED BY THE U.S. GOVERNMENT, THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY.

The Pacific Horizon Funds, Inc. are sponsored and distributed by Concord Financial Group, Inc., which is unaffiliated with Bank of America. Bank of America serves as investment adviser and receives fees for such services. From time to time, Bank of America may provide other services to the Funds for additional fees, as disclosed in the Funds' prospectuses.

This material must be preceded or accompanied by a current prospectus.

--------------------------------------------------------------------------------
INVESTMENTS IN PACIFIC HORIZON FUNDS, INC. ARE NOT
BANK DEPOSITS AND ARE NOT OBLIGATIONS OF, OR
GUARANTEED BY, BANK OF AMERICA OR ANY AFFILIATES. AN
INVESTMENT IN MUTUAL FUNDS INVOLVES INVESTMENT RISKS,       NOT
INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT        FDIC
INVESTED.                                                 INSURED

================================================================================

                                                                        Contents

                                FUND FACTS                               2-3
                                UNDERSTANDING YOUR SHAREHOLDER REPORT    4-6
                                ECONOMIC REVIEW FROM THE INVESTMENT
                                  ADVISER                                8-9
                                FUND OVERVIEW AND INTERVIEW WITH YOUR
                                  INVESTMENT MANAGERS                  10-21
                                PACIFIC HORIZON CAPITAL INCOME FUND
                                  Portfolio of Investments             22-25
                                  Statement of Assets
                                    and Liabilities                       26
                                  Statement of Operations                 27
                                  Statements of Changes
                                    in Net Assets                         28
                                PACIFIC HORIZON ASSET ALLOCATION FUND
                                  Statement of Assets
                                    and Liabilities                       29
                                  Statement of Operations                 30
                                  Statements of Changes
                                    in Net Assets                         31
                                NOTES TO FINANCIAL STATEMENTS          32-38
                                FINANCIAL HIGHLIGHTS                   39-42
                                REPORT OF INDEPENDENT ACCOUNTANTS         43
                                MASTER INVESTMENT TRUST, SERIES
                                  I -- ASSET ALLOCATION PORTFOLIO
                                  Portfolio of Investments             44-49
                                  Statement of Assets
                                    and Liabilities                       50
                                  Statement of Operations                 51
                                  Statements of Changes
                                    in Net Assets                         52
                                  Notes to Financial Statements        53-56
                                  Supplementary Data                      57
                                  Report of Independent Accountants       58

PACIFIC HORIZON FUND FACTS

The Pacific Horizon Family of Funds offers a variety of mutual funds with different investment objectives to help you diversify your portfolio and meet your investment goals. Some Funds offer greater growth potential, while others such as the money market funds, strive to maintain a stable net asset value, but offer no growth potential.

------------------------------------------------------------------------------------
                 FUND NAME                             INVESTMENT OBJECTIVE
------------------------------------------------------------------------------------
 International Equity                         Long-Term Capital Growth
 .....................................................................................
 Aggressive Growth                            Maximum Capital Appreciation
 .....................................................................................
 Blue Chip                                    Long-Term Capital Appreciation
 .....................................................................................
 Capital Income                               Total Investment Return
 .....................................................................................
 Asset Allocation                             Long-Term Growth
 .....................................................................................
 Corporate Bond                               High Current Income
 .....................................................................................
 Intermediate Bond                            Income and Capital Appreciation
 .....................................................................................
 U.S. Government Securities                   High Level of Current Income
 .....................................................................................
 Short-Term Government                        High Current Income with Relative
                                              Stability of Principal
 .....................................................................................
 National Municipal Bond*                     High Level of Federal Tax-Free
                                              Current Income
 .....................................................................................
 California Tax-Exempt Bond*                  High Level of Federal and California
                                              Tax-Free Current Income
 .....................................................................................
 Money Market Funds+                          High Current Income Plus Principal
 - Prime                                      Stability
 - Treasury
 - Government
 - Treasury Only
 .....................................................................................
 Tax-Exempt Money Market Funds*+
 - Tax-Exempt Money                           High Level of Federal Tax-Free Current
                                              Income Plus Principal Stability
 - California Tax-Exempt Money Market         High Level of Federal and California
                                              Tax-Free Current Income Plus Principal
                                              Stability

--------------------------------------------------------------------------------
* Certain investors may be subject to the federal Alternative Minimum Tax (AMT) and to certain state and local taxes.

+ There can be no assurance that the Funds will be able to maintain a stable net asset value of $1.00 per share. Fund shares are not insured or guaranteed by the U.S. Government.

With the help of an investment professional, you can develop a strategy tailored to meet your goals. To receive any of the Funds' prospectuses, which include more complete information such as charges and expenses, call your Investment Specialist or the Pacific Horizon Funds. Read the prospectus carefully before investing or sending money.

------------------------------------------------------------------------------------
  PORTFOLIO CONSISTS PRIMARILY OF ...               APPROPRIATE FOR INVESTORS WHO SEEK
------------------------------------------------------------------------------------
 Foreign Equity Securities                 Diversification into foreign equity markets with
                                           associated risk.
 ................................................................................................
 Small Capitalization Stocks               Higher-than-average long-term growth potential with
                                           higher-than-average risk.
 ................................................................................................
 Blue Chip Stocks                          Long-term growth potential from investments in the
                                           stocks of well-established companies.
 ................................................................................................
 Convertible Bonds and Convertible         Combined potential for current income and capital
 Preferred Stocks                          appreciation.
 ................................................................................................
 Stocks, Bonds and Cash Equivalents        Long-term growth potential and current income from
                                           stocks and bonds.
 ................................................................................................
 Investment-Grade Corporate Debt           High monthly income potential with reasonable
                                           investment risk.
 ................................................................................................
 Investment-Grade Corporate and U.S.       Regular monthly income from a diversified portfolio
 Government Securities                     of investment-grade securities.
 ................................................................................................
 GNMAs and Other U.S. Government           High monthly income potential and low credit risk.
 Securities
 ................................................................................................
 U.S. Government and Government Agency     Monthly income and relative stability of investment.
 Securities
 ................................................................................................
 Investment-Grade Municipal Debt           Monthly tax-free income.
 Securities
 ................................................................................................
 Investment-Grade California               High monthly double tax-free income.
 Municipal Securities
 ................................................................................................
 High-Quality Corporate and/or U.S.        A flexible, convenient way to manage or accumulate
 Government Short-Term Obligations         cash while waiting for other investment
                                           opportunities.
 ................................................................................................
 Short-Term Municipal Obligations          A tax-free way to manage or accumulate cash while
                                           waiting for other investment opportunities.
 ................................................................................................
 Short-Term California Municipal           A tax-free way to manage or accumulate cash while
 Obligations                               waiting for other investment opportunities.

--------------------------------------------------------------------------------

UNDERSTANDING  YOUR  SHAREHOLDER  REPORT

As a mutual fund shareholder, you receive two financial reports a year that contain important information about your investment. The Financial Statements and Financial Highlights included in annual reports are audited by an independent public accounting firm and cover the activity for the past fiscal year. The independent public accountant provides an opinion letter in each audited report. A semi-annual report is a six-month interim report that includes financial statements that are generally not audited by an independent public accounting firm.

This guide will help you extract the information from the report.
The TABLE OF CONTENTS helps
you locate the information you
want.

The ECONOMIC REVIEW FROM THE
INVESTMENT ADVISER provides a
brief overview of the economy
and how it affects the
financial markets.

The FUND OVERVIEW AND
INTERVIEW WITH YOUR INVESTMENT
MANAGERS enables you to gain
insight into the Fund's
investments and learn more
about the Fund managers'
strategies.

                            Because a picture or chart can help clarify the text, the investment management team may have illustrated the most important features of the Fund. The illustrations may represent the portfolio composition, the largest holdings or a simplification of the investment adviser's investment style.
LOGO                                  LOGO

The financial statements summarize and describe the Fund's financial transactions. They are broken down into four different statements, which are illustrated below:

The PORTFOLIO OF INVESTMENTS lists each investment holding in the Fund as of the date of the report. Investments may be grouped by category (by industry or security type, for example). The percentage of the Fund's net assets represented by these groupings is also disclosed.

                                  TYPE OF SECURITY

                                  INDUSTRY SECTOR AND PERCENTAGE OF THE FUND'S
                                  NET ASSETS REPRESENTED BY INVESTMENTS IN THAT SECTOR (IF APPLICABLE)

                                  ACTUAL PORTFOLIO HOLDINGS WITH SHARES AND
                                  MARKET VALUE AS OF REPORT DATE

The STATEMENT OF ASSETS AND LIABILITIES lists all the assets and liabilities of the Fund as of the date of the statement. This is an individual fund's "balance sheet." Also disclosed in this statement are the Fund's net asset value per share and its maximum offering price per share as of the date of the statement. The statement also lists the accounts that comprise the Fund's net assets (capital stock, undistributed income, etc.).

                                  SUMMARY OF THE FUND'S INVESTMENTS AND ALL
                                  OTHER ASSETS OWNED BY THE FUND, INCLUDING
                                  AMOUNTS OWED TO THE FUND BY OUTSIDE PARTIES

                                  SUMMARY OF ALL AMOUNTS OWED TO OUTSIDE PARTIES BY THE FUND

                                  NET RESULTS OF ASSETS LESS LIABILITIES

                                  THE MARKET VALUE OF THE FUND'S TOTAL NET
                                  ASSETS DIVIDED BY THE NUMBER OF SHARES
                                  OUTSTANDING

THE CURRENT NET ASSET VALUE PER SHARE PLUS SALES CHARGE, IF ANY
LOGO
LOGO

The STATEMENT OF OPERATIONS shows the amount of dividend and interest income earned from the Fund's investments, the expenses incurred by the Fund from its operations and any gains or losses realized and not yet realized by the Fund from holding and/or selling any investments.

                                  ANY INCOME EARNED FROM THE FUND'S INVESTMENTS

                                  OPERATING EXPENSES INCURRED BY THE FUND DURING THE PERIOD

                                  GAINS OR LOSSES REALIZED UPON THE SALE OF THE FUND'S INVESTMENTS AND ANY CHANGE IN UNREALIZED GAINS OR LOSSES ON FUND HOLDINGS DURING THE PERIOD

                                  NET CHANGE IN NET ASSETS DUE TO FUND
                                  OPERATIONS

The STATEMENTS OF CHANGES IN NET ASSETS shows the changes in the net assets of the Fund during each of the two most recent reporting periods. The changes in net assets are generally broken down into four distinct sections:

                                  OPERATIONS: SEE STATEMENT OF OPERATIONS

                                  DIVIDENDS TO SHAREHOLDERS: TOTAL INCOME
                                  DIVIDENDS PAID TO SHAREHOLDERS DURING THE
                                  PERIODS

                                  DISTRIBUTIONS TO SHAREHOLDERS: TOTAL REALIZED GAINS DISTRIBUTED TO SHAREHOLDERS DURING THE PERIODS

                                  FUND SHARE TRANSACTIONS: DOLLAR VALUE OF FUND SHARES PURCHASED, REDEEMED OR REINVESTED DURING THE PERIODS

The NOTES TO FINANCIAL STATEMENTS are footnotes to the statements listed above. These notes include information on accounting methods used by the Fund, contractual arrangements between the Fund and its service providers, certain transactions effected by the Fund and other general information about the Fund.

The FINANCIAL HIGHLIGHTS shows, for a single share outstanding throughout each period presented, the net investment income, the realized and unrealized gains and losses and the dividends and distributions of the Fund. It also shows key data and ratios, such as the total investment return for each period, the portfolio turnover rate for Funds other than money market mutual funds, the ratio of expenses to average net assets and the ratio of net investment income to average net assets.
LOGO
LOGO

                     [This page intentionally left blank.]

ECONOMIC REVIEW
FROM THE INVESTMENT ADVISER

The Standard & Poor's Stock Index posted a total return of 26.18% during the 12 month period ended February 28, 1997, amply rewarding long-term investors who rode out volatility early in the period.* The best performers were concentrated among shares of large company stocks, which significantly outpaced shares of smaller firms.

At the end of this period, however, the markets began to give serious consideration to a possible tightening of monetary policy following Federal Reserve Chairman Alan Greenspan's Humphrey-Hawkins testimony. Chairman Greenspan's comments focused on current high levels of consumer confidence and the potential for inflationary pressures to surface. His comments fueled renewed volatility in the fixed-income markets, and the bellwether 30-year Treasury bond ended the period with a 0.36% total return.**

THE CASE FOR
STOCKS AND BONDS

The stock market's gain raises some important issues. Late in the period, there was considerable discussion concerning Federal Reserve Chairman Alan Greenspan's comments of "irrational exuberance" in his reflections on the state of the U.S. equity markets. Other observers felt that investors should be optimistic based on the healthy business climate in the U.S., the moderate economic policies of the current administration and the focus in Washington on balanced budgets.

Overall, the U.S. economy seems poised for continued moderate growth, which is good news for stocks. The stock market's current price-to-earnings (P/E) ratio of 17.8 times our 1997 earnings estimates is within the 16 to 19 times range of the 1960s when we had similar inflation levels. We think it is reasonable to expect P/E ratios to stay at current levels. That gives an estimated market return over the next 12 months of 10% (8% from earnings growth and 2% from dividend yield).

Congress and the Clinton Administration continue to entertain the prospect of a Balanced Budget Amendment, mandating the end of federal deficits within five to seven years. While an agreement has not passed to date, this shift in attitude bodes well for both stocks and bonds, as a balanced budget facilitates lower interest rates, encouraging earnings growth.

POTENTIAL RISKS

Given the length of the current economic expansion, history tells us that the bulls will run out of steam. Slowing economic growth is a double-edged sword as lower corporate earnings lead to both a decline in prices and a reallocation of savings. Companies with disappointing earnings may quickly fall into disfavor. Broad equity indices may then decline as investors reallocate their assets into more stable stocks.

The U.S. bond market and, indirectly, the U.S. equity market have benefited from strong purchases of U.S. Treasuries by foreign investors. Supported by an appreciating dollar, foreign purchases of U.S. Treasuries in 1996 were $265 billion compared to $118 billion in net sales by domestic investors (for four quarters ended December 31, 1996).*** If the dollar should decline, there would be less incentive to buy dollar denominated assets.

LOOKING FORWARD

In our view, investors should approach the remainder of 1997 with rational exuberance tempered by a knowledge of history. Under the best case scenario, the U.S. economy will see a move toward sustainable growth, higher real interest rates and an anticipated 8% to 9% increase in corporate profits. Given these projections, most investment professionals expect equities to perform well in 1997, although below 1996 levels. Bonds at this juncture seem attractive, especially given the recommended revisions to real rates of inflation and the trend toward a balanced federal budget.

History, however, usually repeats itself, and we would not be surprised to see some corrections ahead. Thus, investors may want to review their portfolios, bearing in mind the importance of diversification in controlling risk. We see the most value in equities characterized by growth at reasonable P/E multiples, and find relative value in intermediate-term bonds, rather than long duration plays. Investors seeking long-term growth after inflation and taxes should remain biased toward stocks and positive on bonds.

Sincerely,
Kirk Hartman
Kirk Hartman
Chief Investment Officer,
Bank of America NT&SA,
Investment Adviser to the
Pacific Horizon Funds

---------------
  * The S&P 500 is an index that is representative of the large capitalization U.S. equity market as a whole, and cannot be invested in directly.

 ** Source: Bloomberg using Merrill Lynch Taxable Bond Indices which reflects the 30-year Treasury bond return.

*** Source: ISI Group

PACIFIC HORIZON
CAPITAL INCOME FUND

======================

ED CASSENS, CFA
Senior Portfolio Manager
Bank of America NT&SA

GOAL:

The Pacific Horizon Capital Income Fund seeks total investment return through a combination of current income and capital appreciation consistent with prudent risk.

INVESTMENTS:

The Fund invests primarily in convertible bonds and convertible preferred stocks of domestic issuers.

APPROPRIATE FOR:

Investors seeking a competitive return over the long term comprised of current income and capital appreciation.

INCEPTION:

September 25, 1987

SIZE OF FUND AS OF
FEBRUARY 28, 1997:

Over $310 million
Q
    HOW DID THE FUND PERFORM DURING THE 12 MONTHS ENDED FEBRUARY 28, 1997?

A
    The Fund performed quite well during the past 12 months, with A Shares posting a return of 18.53%* (without the sales charge), as compared to 11.33%** for the CS First Boston Index. K Shares had a total return of 18.14% for the same 12 months.**** This new class of shares is primarily offered to Daily Advantage 401(k) plan participants, although they are available to certain other eligible individuals, as outlined in the prospectus.
Q
    WHAT CONDITIONS AFFECTED THE FUND'S PERFORMANCE?

A
    Last year's investment environment was dominated by the overall strength of the stock market. It was an exuberant time, with the Standard & Poor's 500 Stock Index gaining 26.18%.** The strong stock market helped pull up the prices of convertibles, which delivered solid performance, even as interest rates rose in the second half of the year.

The recent gains in the stock market also created a good climate for mergers and acquisitions, which, in turn, boosted the Fund's return. Specifically, the Fund saw the value of its stake in Bally Entertainment increase when that company was bought by Hilton Hotels (0.91% of net assets as of February 28, 1997).*** Beyond this, the Fund's investment in convertibles issued by Tyco Toys enjoyed gains when Tyco merged with Mattel, Inc. (position was sold on 11/28/96).***

Q
    HOW DID YOU MANAGE THE FUND IN THAT ENVIRONMENT?

A
    During the year, the Fund held convertibles in attractive market sectors such as finance and technology. Convertibles issued by companies in the financial industry still make up the portfolio's largest investment at 16.4% of assets.*** This sector continues to be very profitable, and the profits have generated a lot of excess capital for companies to raise dividends and buy back stock. There is a trend in the industry towards mergers and consolidation, as smaller companies need to merge with larger institutions in order to stay competitive. Some of our holdings included Sovereign Bancorp and Ahmanson (H.F.), Series D (1.11% and 1.37% of net assets, respectively, as of February 28, 1997).***

In the technology sector, we held convertibles issued by the semiconductor manufacturers--specifically Xilinx, Inc., Altera Corp., and Analog Devices, Inc., (1.10% of net assets, 0.84% of net assets and 0.98% of net assets, respectively, as of February 28, 1997).*** The semiconductor industry went through a downcycle in 1995 and 1996, but it looks like the cycle is beginning to pick-up.
Q
    DID THE FUND CONTINUE TO HOLD COMMON STOCKS AS WELL AS CONVERTIBLES?

A
    Yes. About 13.5% of the Fund's assets were invested in common stocks.*** Often, there were not enough attractive convertibles available in certain industry sectors. For example, we were unable to locate enough good convertible instruments in the health care industry, so we bought stock in Bristol-Myers Squibb Co. and Schering-Plough Corp. (1.05% and 1.16% of net assets, respectively, as of February 28, 1997).***

Q
    WHAT IS YOUR OUTLOOK FOR CONVERTIBLES GOING FORWARD?

A
    We expect an environment of moderate economic growth with corporate earnings increasing 7% to 10%. If corporate earnings do continue to increase, convertibles could perform as well as the stock market.

We don't anticipate making any significant changes in the Fund's strategy or the types of convertibles we hold. We still like the outlook for the financial industry, semiconductors, and the drilling and exploration trend in the energy sector. The only significant change we foresee is that if the economy picks up strength, we may decrease our holdings in the health care sector, since these are more defensive issues.

---------------
   * Return figures for the Fund include change in share price, reinvestment of dividends and capital gain distributions. Performance figures do not reflect the maximum 4.50% front-end sales load, which applies to some investors. Fund performance with the 4.50% maximum sales charge was 13.22% for the period.

  ** Source: Ibbotson Associates, 1997. The CS First Boston Index is an unmanaged index generally representative of the convertible securities market as a whole, and cannot be invested in directly. The S&P 500 is an index that is representative of the large capitalization U.S. equity market as a whole, and cannot be invested in directly.

 *** The composition of the Fund's holdings is subject to change.

**** The inception date of the K Shares (the date K Shares were initially funded) was July 22, 1996. The K Shares did not commence operations until October 21, 1996. For this reason, the performance results for K Shares are those of A Shares without the sales charge for the period from March 1, 1996 through

     October 20, 1996 combined with actual K Share performance from October 21, 1996 through February 28, 1997. The performance results for K Shares included in the Financial Highlights table in the financial statements represent actual performance from the inception date of the K Shares.

PACIFIC HORIZON
ASSET ALLOCATION FUND

======================

ROBERT PYLES, CFA
Sr. Vice President &
Director of Equity
Bank of America NT&SA

Mr. Pyles manages the equity portion of the Asset Allocation Fund.

GOAL:

The Pacific Horizon Asset Allocation Fund seeks long-term growth from capital appreciation and dividend and interest income.

INVESTMENTS:

The Fund uses a balanced approach by investing in stocks, bonds and cash-equivalent securities.

APPROPRIATE FOR:

Investors seeking growth and income through a diversified portfolio of stocks and bonds.

INCEPTION:

January 18, 1994

SIZE OF FUND AS OF
FEBRUARY 28, 1997:
Over $35 million
----------------------

----------------------

STEVEN L. VIELHABER
Director of Taxable Fixed Income
Bank of America NT&SA

Mr. Vielhaber is a leading member of the investment management team for the fixed-income portion of the Asset Allocation Fund.

Q
    HOW DID THE FUND PERFORM DURING THE 12 MONTHS ENDED FEBRUARY 28, 1997?

A
    The Fund had a total return of 17.64% for the 12 months ended February 28, 1997 for A Shares (without the sales charge.)* The Fund uses two benchmarks, the Standard & Poor's 500 Stock Index and the Lehman Brothers Aggregate Bond Index, which returned 26.18% and 4.83%, respectively.** In addition, during the period ended February 28, 1997, the Fund introduced K Shares, which are primarily offered to Daily Advantage 401(k) plan participants, although they are also available to certain other eligible individuals, as outlined in the prospectus. For the year ended February 28, 1997, K Shares had a total return of 17.57%.**** Q
    HOW DID YOU ALLOCATE THE FUND'S PORTFOLIO AMONG STOCKS, BONDS AND CASH DURING THE RECENT 12 MONTHS?

A
    The Fund began the 12 month period with a normal asset mix of about 55% stocks, 40% bonds and 5% cash. But as interest rates rose during the early part of the year, we moved 2% to 3% of our cash position into bonds to take advantage of the higher yields. The strong performance of stocks in the portfolio raised the Fund's equity weighting to approximately 60% both in November and February. On both occasions, we sold stocks at a profit in order to bring the Fund's allocation back into line. Our weightings as of the period ended February 28, 1997 were 58% stocks, 39% bonds, and 3% cash.***
Q
    HOW DID YOU MANAGE THE STOCK PORTION OF THE PORTFOLIO?

A
    We based our sector investment decisions on earnings growth and value levels and where we are in the economic cycle. For the past year, we were in the third phase of a four-phase economic cycle--the expansion phase. Historical data shows that the capital goods and technology industries typically perform well in this phase of the economic cycle, so we chose to be overweighted in these sectors. They turned out to be two of the three strongest performing segments of the stock market during the past 12 months.

The Fund also benefited from our underweighting in the utility sector, which dramatically underperformed the market due to the changing regulatory and competitive environment.

Among portfolio stocks, strong performers for the Fund included Intel (3.9%), Cisco Systems (1.0%), Warner-Lambert (0.9%), Price-Costco, Inc. (0.6%), and Household International (1.3%).***
Q
    HOW DID YOU MANAGE THE BONDS IN THE PORTFOLIO?

A
    The fixed-income portion of the Asset Allocation Fund is managed against the Lehman Brothers Aggregate Bond Index which includes Treasuries, corporate bonds, and mortgage-backed securities. With the economy slowing sharply in late 1995 and early 1996, the portfolio was structured to take advantage of falling interest rates. Thus, it was underweighted in both the corporate and mortgage sectors.

As evidence of steady economic strength continued to mount, and interest rates settled into a trading range, we increased our asset allocation to both mortgages and corporate bonds; with spreads in the corporate sector trading at relatively tight levels, the credit curve flat and quality spreads tight. We positioned our corporate exposure predominantly in shorter maturities of higher credit quality. (The credit curve is a measure of the incremental spread for extending maturities in the same credit. Quality spreads are a measure of the incremental spread for accepting lower-rated credits.) In mortgages, we have increased our exposure to the seasoned sector using current coupons and moderate premiums. Seasoned mortgages, having been through previous prepayment cycles, have lower prepayment volatility, and should perform very well in the range-bound environment that we are forecasting--an environment where interest rates are trading within a tighter range.
Q
    WHAT IS YOUR OUTLOOK FOR THE ECONOMY AND THE FUND?

A
    We anticipate a period of continued economic expansion. We are watching stock valuations and economic data carefully, and will continue to select attractively priced stocks that can deliver steady earnings growth in the long term. We will continue to manage the bond sector of the portfolio within the context of our duration-neutral strategy, but with a slight bias toward shorter-term issues whose prices are more stable when interest rates fluctuate. Duration, which measures a bond's price sensitivity to interest rates, is a principal component of risk and return. In terms of our Funds, the average durations of the securities in the Funds' portfolios generally remain fairly close to the durations of the Funds' respective benchmarks. We then attempt to add value by applying our relative value methodology to sector allocation, yield curve positioning and security selection. We plan to again reduce equities to

56% and increase bonds to 42%, and retain 2% cash.***

---------------
   * Return figures for the Fund include change in share price, reinvestment of dividends and capital gains distributions. Performance figures do not reflect the maximum 4.50% front-end sales load, which applies to some investors. Fund performance with the 4.50% maximum sales charge was 12.35% for the period. The Fund is currently waiving a portion of the advisory, administrative and/or shareholder servicing fee. This voluntary waiver may be modified or terminated at any time, which would reduce the Fund's performance.

  ** The S&P 500 and the Lehman Brothers Aggregate Bond are unmanaged indices generally representative of equity investments and asset allocation investments respectively, and cannot be invested in directly.

 *** Percentages figures shown are calculated as a percentage of net assets as of February 28, 1997. The composition of the Fund's holdings is subject to change.

**** The inception date of the K Shares (the date K Shares were initially funded) was July 22, 1996. The K Shares did not commence operations until November 11, 1996. For this reason, the performance results for K Shares are those of A Shares without the sales charge for the period from March 1, 1996 through November 10, 1996 combined with actual K Share performance from November 11, 1996 through February 28, 1997. The performance results for K Shares included in the Financial Highlights table in the financial statements represent actual performance from the inception date of the K Shares.

PACIFIC HORIZON
CAPITAL INCOME FUND
(AS OF FEBRUARY 28, 1997)

GROWTH OF A $10,000 INVESTMENT
(HYPOTHETICAL -- PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS.)

                                                            LIPPER
                                                         CONVERTIBLE
                                                          SECURITIES
   MEASUREMENT PERIOD                                       FUNDS         CS FIRST
 (FISCAL YEAR COVERED)       A SHARES       K SHARES       AVERAGE         BOSTON
9/25/87                            9550          10000          10000          10000
2/29/88                         9005.88        9430.23        9047.33           8878
2/28/89                         10239.5       10721.98        9904.77           9786
2/28/90                        12248.92       12826.09       10637.58          10369
2/28/91                        13495.05       14130.92       11450.17          10990
2/29/92                        17032.58       17835.14       14196.61          13523
2/28/93                        20544.21       21506.06       16146.99          15593
2/28/94                        25032.07       26198.84       18891.38          18088
2/28/95                        23626.89       24728.15       18374.06          17588
2/29/96                        29760.72       31147.89       22616.32          21778
2/28/97                        35276.14       36797.22       25774.09          24052

HOW PERFORMANCE COMPARES
As the chart indicates, the Pacific
Horizon Capital Income Fund has
consistently outperformed the market,
as compared to the CS First Boston
Index, a widely-used, unmanaged index
which measures the performance of
convertible securities. An initial
$10,000 investment in the Fund made on
September 30, 1987, would now be worth
$35,276 for A Shares. The same
investment made in the CS First Boston
Index, would now be worth $24,052.
Correspondingly, a $10,000 investment
in K Shares for the same period would
now be worth $36,797.*

The Fund also fared well compared to other convertible security funds. The average of convertible security funds as tracked by Lipper Analytical Services, Inc., measures the performance of other funds with investment objectives and policies similar to those of the Pacific Horizon Capital Income Fund. The average of convertible securities funds on the same $10,000 investment over the same period would have grown to $25,774.

SEE INVESTMENT MANAGER INTERVIEW FOR FACTORS AFFECTING FUND PERFORMANCE:

Investment return and principal value are historical and will vary with market conditions, so an investor's shares, when redeemed, may be worth more or less than their original cost. Return figures for the Fund include change in share price, reinvestment of dividends, and capital gain distributions, if any, and the effect of the maximum 4.50% sales charge.

*The inception date of the K Shares (the date K Shares were initially funded) was July 22, 1996. The K Shares did not commence operations until October 21, 1996. For this reason, the performance results for K Shares are those of A Shares without the sales charge for the period from March 1, 1996 through October 20, 1996, combined with actual

                                             ----------------------------------------
                                                        CAPITAL INCOME FUND
                                                       AVERAGE ANNUAL RETURN
                                             ----------------------------------------
                                                             A SHARES       K SHARES*
                                                        Without     With
                                                         Sales      Sales
                                                         Charge    Charge
                                             ----------------------------------------
                                               1 Year     18.53%    13.22%      18.14%
                                               ......................................
                                               5 Year     15.68%    14.61%      15.59%
                                               ......................................

                                               Since
                                               Inception   14.85%   14.29%      14.81%
                                               (9/25/87)
                                              ---------------------------------------


K Share performance from October 21, 1996 through February 28, 1997. The performance results for K Shares included in the Financial Highlights table in the financial statements represent actual performance from the inception date of the K Shares. K Shares, unlike A Shares, are sold without a front-end sales load but have an ongoing .75% distribution or administrative services fee (of which
 .25% are currently being waived), which would have reduced prior performance.

Lipper Analytical Services, Inc. is an independent mutual fund-monitoring organization. Neither the Lipper Convertible Securities Funds Average, nor the CS First Boston Index may be invested in directly. The hypothetical investment in the CS First Boston Index does not reflect any sales or management fees that would be incurred if an investor were to actually purchase individual securities or mutual funds, while the performance of the Fund reflects all expenses and management fees and the effect of the maximum sales charge.

PACIFIC HORIZON
CAPITAL INCOME FUND
(AS OF FEBRUARY 28, 1997)
BALANCE

Two Advantages
                                            The Pacific Horizon Capital Income
                                            Fund provides investors with the
                                            opportunity to receive regular
                                            quarterly income while participating
                                            in the upside potential of the
                                            underlying equity securities.
                                            Historically, holders of convertible
                                            securities have enjoyed about 70
                                            percent of the appreciation of
                                            stocks.* Investors seeking growth
                                            and income will appreciate the
                                            opportunities to invest in the
                                            Pacific Horizon Capital Income Fund.
                                            Of course, past performance is not
                                            reflective of future results.
                                            *Source: Investment Advisor, March
                                            1993.

--------------------------------------------------------------------------------

DIVERSITY
Positioned for Income and Growth
       PORTFOLIO COMPOSITION*
        (PERCENT OF ASSETS)

CONVERTIBLE BONDS                  46.9
CONVERTIBLE PREFERRED
STOCKS                             36.1
COMMON STOCKS                      13.5
CASH & CASH
EQUIVALENTS                         3.5

                                            The Pacific Horizon Capital Income
                                            Fund is professionally managed and
                                            maintains at least a 65 percent
                                            position in convertible securities.
                                            In order to increase performance,
                                            the Fund also invests in common and
                                            preferred stocks, cash and cash
                                            equivalents that the adviser
                                            believes to be of high quality.

TOP TEN HOLDINGS AS OF
FEBRUARY 28, 1997*
                                                          -----------------------------------------------------
                                                                                                    PERCENT OF
                                                                                                    NET ASSETS
                                                          -----------------------------------------------------
                                                            Wells Fargo Co.                             1.63%
                                                          .....................................................
                                                            Cooper Industries, Inc.                     1.43%
                                                          .....................................................
                                                            Great Western Financial Corp.               1.42%
                                                          .....................................................
                                                            Warner-Lambert Co.                          1.41%
                                                          .....................................................
                                                            FPA Medical                                 1.40%
                                                          .....................................................
                                                            Ahmanson (H.F.), Series D                   1.37%
                                                          .....................................................
                                                            Microsoft Corp. Series A                    1.34%
                                                          .....................................................
                                                            Fifth Third Bancorp                         1.33%
                                                          .....................................................
                                                            Glendale Federal Bank, Series E             1.29%
                                                          .....................................................
                                                            Equitable Cos., Inc.                        1.24%
                                                          -----------------------------------------------------
                                                          TOTAL                                        13.86%
                                                          -----------------------------------------------------

                                            * The composition of the Fund's
                                              holdings is subject to change.

PACIFIC HORIZON
ASSET ALLOCATION FUND
(AS OF FEBRUARY 28, 1997)

GROWTH OF A $10,000 INVESTMENT
(HYPOTHETICAL -- PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS.)

                                                   LIPPER       LEHMAN
 MEASUREMENT PERIOD                               FLEXIBLE     BROTHERS
    (FISCAL YEAR                                   FUNDS      AGGREGA TE
      COVERED)          A SHARES     K SHARES     AVERAGE     BOND INDEX    S&P 500
1/18/94                     10000        10000        10000        10000        10000
2/28/94                   9446.21      9891.32      9476.76         9826        10000
8/31/94                   9584.45      9773.57      9640.57         9686     10043.95
2/28/95                   9921.20     10388.69     10102.98        10001     10443.56
8/31/95                  11180.06     11602.16     11494.96        10780        12202
2/29/96                  12182.80     12756.86     12353.92        11224     14058.00
8/31/96                  12371.85     12807.27     12967.83        11220
2/28/97                  14332.04        15010     14125.70        11824        17741

HOW PERFORMANCE COMPARES
The chart compares the performance of
the Pacific Horizon Asset Allocation
Fund to the S&P 500, an unmanaged
index typically used as a performance
benchmark for equity investments, and
the Lehman Brothers Aggregate Bond
Index, an unmanaged index with
investment policies similar to the
Fund. As illustrated, the Fund fared
well compared to other asset
allocation funds. The average of asset
allocation funds as tracked by Lipper
Analytical Services, Inc., measures
the performance of other funds with
investment objectives
and policies similar to those of the Pacific Horizon Asset Allocation Fund. An initial $10,000 investment in the Fund made on January 18, 1994, would now be worth $14,332 for A Shares. The same investment made in the Lipper Flexible Funds Average would now be worth $14,126. Correspondingly, a $10,000 investment in K Shares for the same period would now be worth $15,002.*

SEE INVESTMENT MANAGER INTERVIEW FOR FACTORS AFFECTING FUND PERFORMANCE

Investment return and principal value are historical and will vary with market conditions, so an investor's shares, when redeemed, may be worth more or less than their original cost. Return figures for the Fund include change in share price, reinvestment of dividends, and capital gains distributions, if any, and the effect of the maximum 4.50% sales charge.

* The inception date of the K Shares (the date K Shares were initially funded) was July 22, 1996. The K Shares did not commence operations until November 11, 1996. For this reason, the performance results for K Shares are those of A Shares without the sales charge for the period from March 1, 1996 through November 10, 1996 combined with actual K Share performance from November 11, 1996 through February 28, 1997. The

                                             ----------------------------------------
                                                       ASSET ALLOCATION FUND
                                                       AVERAGE ANNUAL RETURN

                                             ----------------------------------------
                                                             A SHARES       K SHARES*
                                                        Without     With
                                                         Sales      Sales
                                                         Charge    Charge
                                             ----------------------------------------
                                               1 Year     17.64%    12.35%      17.57%
                                               ......................................
                                               3 Year     14.89%    13.14%      14.87%
                                               ......................................

                                               Since
                                               Inception   13.93%   12.25%      13.91%
                                               (1/18/94)
                                             ----------------------------------------

performance results for K Shares included in the Financial Highlights table in the financial statements represent actual performance from the inception date of the K Shares. K Shares, unlike A Shares, are sold without a front-end sales load but have an ongoing .75% distribution or administrative services fee (of which
 .25% are currently being waived), which would have reduced prior performance.

Lipper Analytical Services, Inc. is an independent mutual fund-monitoring organization. Neither the Lipper Flexible Funds Average, the S&P 500 Index, nor the Lehman Brothers Aggregate Bond Index may be invested in directly. The hypothetical investment in the S&P 500 and Lehman Brothers Aggregate Bond Index do not reflect any sales or management fees that would be incurred if an investor were to actually purchase individual securities or mutual funds, while the performance of the Fund reflects all expenses and management fees and the effect of the maximum sales charge.

PACIFIC HORIZON
ASSET ALLOCATION FUND
(AS OF FEBRUARY 28, 1997)
PORTFOLIO COMPOSITION*

A Market-Driven Process

The Fund's adviser seeks to
determine relative values among
stocks, bonds and cash equivalents
and weights the portfolio
accordingly.
The Fund's adviser looks for the
following characteristics within
each asset class: Stock holdings
that display above-average growth
potential and reasonable valuation.
The diversified bond portfolio may
contain mortgage-backed securities
as well as fixed-income obligations
that are undervalued in the opinion
of the Fund's adviser. The Fund's
cash holdings can be viewed as a
defensive position in changing
markets.

--------------------------------------------------------------------------------

                                            A BALANCED INVESTMENT
                                            APPROACH

                                            Allocation Among Asset Classes

                                            The Fund may be appropriate for
                                            investors seeking long-term growth
                                            from capital appreciation as well as
                                            dividend and interest income through
                                            a balanced approach to investing
                                            using bonds, stocks and cash
                                            equivalents. Investors can make one
                                            simple investment and their money
                                            will be spread over a variety of
                                            asset classes. The Fund's adviser
                                            seeks a total return greater than
                                            bonds or cash with less volatility
                                            than an investment in stocks.
                                            Through strategically allocating
                                            assets among various investments,
                                            the Fund's adviser will shift the
                                            asset mix as market conditions
                                            change, thereby seeking to profit
                                            from market opportunities in any
                                            economic environment.
                                                       ASSET ALLOCATION

COMMON STOCKS                   58.0
CASH & EQUIVALENTS               3.0
BONDS                           39.0

-----------------------------------------------------------------------------
                                              * The composition of the Fund's
                                                holdings is subject to change.
       SHIFTING THE ASSET MIX

PACIFIC HORIZON CAPITAL INCOME FUND
--------------------------------------------------------------------------------

Portfolio of Investments
February 28, 1997
--------------------------------------------------------------------------------

                                                                                           VALUE
                              DESCRIPTION                                  SHARES        (NOTE 2)
------------------------------------------------------------------------   -------      -----------
COMMON STOCKS -- 13.5%
BANKING -- 6.6%
 Barnett Banks, Inc.....................................................    75,472      $ 3,490,580
 Fifth Third Bancorp....................................................    49,626        4,137,568
 Great Western Financial Corp...........................................   100,785        4,421,942
 RCSB Financial, Inc....................................................    98,437        3,309,944
 Wells Fargo Co.........................................................    16,666        5,070,630
                                                                                          ---------
                                                                                         20,430,664
                                                                                          ---------
ENERGY -- 1.1%
 Reading & Bates Corp...................................................   144,950        3,515,037
                                                                                          ---------
HOUSEHOLD & PERSONAL CARE -- 1.0%
 Colgate-Palmolive Co...................................................    30,000        3,105,000
                                                                                          ---------
INDUSTRIAL AND COMMERCIAL SERVICES -- 0.4%
 Cooper Industries, Inc.................................................    27,622        1,222,273
                                                                                          ---------
PHARMACEUTICALS -- 4.4%
 American Home Products Corp............................................    40,000        2,560,000
 Bristol-Myers Squibb Co................................................    25,000        3,262,500
 Schering-Plough Corp...................................................    47,000        3,601,375
 Warner-Lambert Co......................................................    52,000        4,368,000
                                                                                          ---------
                                                                                         13,791,875
                                                                                          ---------
Total Common Stocks (Cost $42,410,549)..................................                 42,064,849
                                                                                          ---------
CONVERTIBLE PREFERRED STOCKS -- 36.3%
BANKING -- 4.6%
 Ahmanson (H.F.), Series D, $3.00.......................................    50,000        4,250,000
 First Chicago NBD Corp., Series B, $2.88...............................    25,000        2,525,000
 Glendale Federal Bank, Series E, $2.19.................................    60,000        3,990,000
 Sovereign Bancorp, Series B, $3.13.....................................    45,000        3,431,250
                                                                                          ---------
                                                                                         14,196,250
                                                                                          ---------
COMPUTER -- 1.3%
 Microsoft Corp., Series A, $2.20.......................................    50,000        4,143,750
                                                                                          ---------
DIVERSIFIED -- 1.0%
 Corning Delaware LP, Inc., $3.00.......................................    50,000        3,118,750
                                                                                          ---------
ELECTRONICS -- 1.0%
 Elsag Bailey Corp., $2.75..............................................    88,000        3,146,000
                                                                                          ---------
FINANCIAL SERVICES -- 2.1%
 Merrill Lynch & Co., Inc. (STRYPES)*, $4.09............................    55,000        3,575,000
 PennCorp Financial Group, Inc., 144A, $3.50............................    50,000        2,906,250
                                                                                          ---------
                                                                                          6,481,250
                                                                                          ---------
FOREST & PAPER PRODUCTS -- 1.9%
 International Paper Co., 144A, $5.25...................................    70,000        3,281,250
 James River Corp., Series P, $1.55.....................................    80,000        2,450,000
                                                                                          ---------
                                                                                          5,731,250
                                                                                          ---------
HOME & BUILDING DEVELOPING -- 1.1%
 Owens Corning Capital LLC, 144A, $3.25.................................    60,000        3,450,000
                                                                                          ---------
HOUSEHOLD & PERSONAL CARE -- 0.5%
 AJL Peps Trust, $1.44..................................................   110,000        1,622,500
                                                                                          ---------

---------------
See Notes to Financial Statements.

                                                                                           VALUE
                              DESCRIPTION                                  SHARES        (NOTE 2)
------------------------------------------------------------------------   ------         ---------
INDUSTRIAL & COMMERCIAL SERVICES -- 2.5%
 Calenergy Capital Trust 2, 144A, $3.13.................................    66,000      $ 3,316,500
 McDermott, Inc., Series A, $2.20.......................................    20,000          600,000
 McDermott International, Inc., Series C, 144A, $1.44...................    87,000        3,741,000
                                                                                          ---------
                                                                                          7,657,500
                                                                                          ---------
INSURANCE -- 6.8%
 Aetna, Inc., Class C, $4.76............................................    42,000        3,386,250
 Allstate Corp., $2.30..................................................    62,000        2,914,000
 American Bankers Insurance Group, Inc., $3.13..........................    58,000        3,799,000
 Conseco, Inc., $4.28...................................................     7,000          976,500
 Frontier Financing Trust, 144A, $3.13..................................    60,000        3,345,000
 Integon Corp., $3.88...................................................    73,000        3,431,000
 St. Paul Capital LLC, $3.00............................................    55,000        3,396,250
                                                                                          ---------
                                                                                         21,248,000
                                                                                          ---------
LEISURE -- 1.1%
 Felcor Suite Hotels, Inc., Series A, $1.95.............................   120,000        3,285,000
                                                                                          ---------
MEDIA -- 0.8%
 SFX Broadcasting, Inc., 144A, $3.25....................................    52,000        2,405,000
                                                                                          ---------
METALS -- 0.3%
 Cyprus Amax Minerals Co., Series A, $4.00..............................    19,950        1,049,869
                                                                                          ---------
MINING -- 1.9%
 Amax Gold, Inc., Series B, $3.75.......................................    40,000        2,220,000
 Freeport McMoran, Inc., $1.75..........................................   125,000        3,671,875
                                                                                          ---------
                                                                                          5,891,875
                                                                                          ---------
OIL & GAS -- 2.9%
 Ashland, Inc., $3.13...................................................    45,000        2,925,000
 Occidental Petroleum Corp., $3.00......................................    40,000        2,500,000
 Unocal Corp., $3.13....................................................    66,960        3,632,580
                                                                                          ---------
                                                                                          9,057,580
                                                                                          ---------
RETAIL -- 0.7%
 K-Mart Financing, Inc., $3.88..........................................    42,100        2,304,975
                                                                                          ---------
TELECOMMUNICATIONS -- 3.5%
 Airtouch Communications, Inc., Series C, $2.13.........................    60,000        2,895,000
 Loral Space & Communications, 144A, $3.00..............................    46,000        2,403,500
 Philippine Long Distance Tel Co., Series III, $3.50....................    35,000        1,903,125
 Sprint Corp., $2.63....................................................   101,000        3,547,625
                                                                                          ---------
                                                                                         10,749,250
                                                                                          ---------
UTILITIES -- 2.3%
 Citizens Utilities Co., $2.50..........................................    75,000        3,787,500
 MCN Corp., $2.02.......................................................   112,500        3,206,250
                                                                                          ---------
                                                                                          6,993,750
                                                                                          ---------
Total Convertible Preferred Stocks (Cost $103,586,998)..................                112,532,549
                                                                                          ---------

                                                             MATURITY     PRINCIPAL         VALUE
                 DESCRIPTION                       RATE        DATE         AMOUNT         (NOTE 2)
----------------------------------------------    ------     --------     ----------     ------------
CORPORATE CONVERTIBLE BONDS -- 47.0%
AUTOMOBILE PARTS -- 1.1%
 Magna International, Inc.....................     5.00%     10/15/02      3,100,000     $  3,433,250
COMPUTERS -- 2.0%
 Adaptec, Inc., 144A..........................     4.75%       2/1/04      3,275,000        3,299,563
 Apple Computer, Inc., 144A...................     6.00%       6/1/01      1,000,000          851,250
 Unisys Corp..................................     8.25%      3/15/06        900,000        1,066,500
 Unisys Corp..................................     8.25%       8/1/00      1,000,000          978,750
                                                                                            6,196,063

---------------
See Notes to Financial Statements.

                                                             MATURITY     PRINCIPAL         VALUE
                 DESCRIPTION                       RATE        DATE         AMOUNT         (NOTE 2)
----------------------------------------------     ----        ----         ------         --------
Diversified -- 4.6%
 ADT Operations, Inc.+........................     0.00%       7/6/10      5,950,000     $  3,741,062
 Berkshire Hathaway, Inc......................     1.00%      12/2/01      3,200,000        3,324,000
 Grand Metropolitan PLC, 144A.................     6.50%      1/31/00      2,900,000        3,342,250
 US Filter Corp...............................     4.50%     12/15/01      3,500,000        3,806,250
                                                                                           14,213,562
ELECTRONICS -- 5.5%
 Altera Corp., 144A...........................     5.75%      6/15/02      1,400,000        2,607,500
 Analog Devices, Inc..........................     3.50%      12/1/00      2,350,000        3,028,563
 Motorola, Inc. +.............................     0.00%      9/27/13      2,500,000        1,843,750
 SCI Systems, Inc., 144A......................     5.00%       5/1/06      1,800,000        2,328,750
 Thermo Electron Corp., 144A..................     4.25%       1/1/03      3,300,000        3,712,500
 Xilinx, Inc., 144A...........................     5.25%      11/1/02      3,100,000        3,402,250
                                                                                           16,923,313
ENERGY -- 4.6%
 Diamond Offshore Drilling, Inc...............     3.75%      2/15/07      3,600,000        3,555,000
 Key Energy Group, Inc., 144A.................     7.50%       7/1/03      1,700,000        2,195,125
 Seacor Holdings, Inc., 144A..................    5.375%     11/15/06      2,700,000        2,602,125
 Swift Energy Co..............................     6.25%     11/15/06      3,000,000        2,850,000
 Valhi, Inc.+.................................     0.00%     10/20/07      6,900,000        3,070,500
                                                                                           14,272,750
HEALTHCARE -- 4.7%
 Careline, Inc................................     8.00%       5/1/01      1,975,000        2,537,875
 FPA Medical Management, Inc..................     6.50%     12/15/01      3,650,000        4,357,188
 PhyCor, Inc..................................     4.50%      2/15/03      1,500,000        1,520,625
 Tenet Healthcare Corp........................     6.00%      12/1/05      2,800,000        3,090,500
 TheraTx, Inc.................................     8.00%       2/1/02      3,000,000        2,973,750
                                                                                           14,479,938
INDUSTRIAL & COMMERCIAL SERVICES -- 3.7%
 Cooper Industries, Inc.......................     7.05%       1/1/15      2,946,000        3,211,140
 Protection One Alarm Monitoring, Inc.........     6.75%      9/15/03      3,670,000        3,436,037
 Solectron Corp., 144A........................     6.00%       3/1/06      2,700,000        2,895,750
 Trinova Corp.................................     6.00%     10/15/02      2,000,000        1,985,000
                                                                                           11,527,927
INSURANCE -- 4.0%
 American Travellers Corp.....................     6.50%      10/1/05      1,100,000        3,353,625
 Equitable Cos., Inc..........................    6.125%     12/15/24      3,000,000        3,855,000
 NAC Re Corp..................................     5.25%     12/15/02      3,000,000        2,925,000
 USF&G Corp.+.................................     0.00%       3/3/09      3,500,000        2,415,000
                                                                                           12,548,625
LEISURE -- 0.9%
 Hilton Hotels Corp...........................     5.00%      5/15/06      2,780,000        2,818,225
MINING -- 1.4%
 Agnico Eagle Mines...........................     3.50%      1/27/04      2,000,000        1,835,000
 Trizec Hahn Corp.............................     3.00%      1/29/21      2,500,000        2,421,875
                                                                                            4,256,875
OIL & GAS -- 4.0%
 Baker Hughes, Inc.+..........................     0.00%       5/5/08      4,800,000        3,552,000
 Nabors Industries, Inc.......................     5.00%      5/15/06      3,000,000        3,292,500
 Pennzoil Co..................................     4.75%      10/1/03      2,700,000        3,078,000
 Pride Petroleum Services, Inc................     6.25%      2/15/06      1,800,000        2,499,750
                                                                                           12,422,250

---------------
See Notes to Financial Statements.

                                                             MATURITY     PRINCIPAL         VALUE
                 DESCRIPTION                       RATE        DATE         AMOUNT         (NOTE 2)
----------------------------------------------     ----        ----         ------         --------
Pharmaceuticals -- 2.4%
 Alza Corp....................................     5.00%       5/1/06      2,800,000     $  2,821,000
 Roche Holdings, 144A+........................     0.00%      4/20/10      3,000,000        1,395,000
 Sandoz Capital BVI Ltd., 144A................     2.00%      10/6/02      3,000,000        3,382,500
                                                                                            7,598,500
RETAIL -- 4.2%
 Home Depot, Inc..............................     3.25%      10/1/01      3,500,000        3,517,500
 Nine West Group, Inc., 144A..................     5.50%      7/15/03      3,400,000        3,425,500
 Pier 1 Imports, Inc..........................     5.75%      10/1/03      2,900,000        3,280,625
 Saks Holdings, Inc...........................     5.50%      9/15/06      2,900,000        2,958,000
                                                                                           13,181,625
TRANSPORTATION -- 1.9%
 Airborne Freight Corp........................     6.75%      8/15/01      3,000,000        3,082,500
 Alaska Air Group, Inc........................    6.875%      6/15/14      2,800,000        2,824,500
                                                                                            5,907,000
WASTE MANAGEMENT -- 2.0%
 United Waste Systems, Inc., 144A.............     4.50%       6/1/01      2,400,000        2,946,000
 USA Waste Services, Inc......................     4.00%       2/1/02      3,125,000        3,246,094
                                                                                            6,192,094
Total Corporate Convertible Bonds
 (Cost $134,983,162)..........................                                            145,971,997
TOTAL INVESTMENTS -- 96.8%
 (COST $280,980,709) (A)......................                                            300,569,395
Other assets in excess of
 liabilities -- 3.2%..........................                                              9,791,065
NET ASSETS -- 100.0%..........................                                           $310,360,460

---------------

Percentages indicated are based on net assets of $310,360,460.
(a) Represents cost for federal income tax and book purposes and differs from value by net unrealized appreciation of securities as follows:

               Unrealized appreciation....................................     $26,076,695
               Unrealized depreciation....................................      (6,488,009)
                                                                               -----------
               Net unrealized appreciation................................     $19,588,686
                                                                               ===========

144A -- Security which is restricted as to resale only to qualified institutional investors.

STRYPES -- Structured Yield Product Exchangeable for Stock.

 * At maturity, convertible into shares of SunAmerica stock or the cash equivalent.

+ Zero Coupon Bond

  See Notes to Financial Statements.

PACIFIC HORIZON CAPITAL INCOME FUND
--------------------------------------------------------------------------------

Statement of Assets and Liabilities
February 28, 1997
--------------------------------------------------------------------------------

ASSETS:
  Investments in securities, at value (cost $280,980,709)............   $300,569,395
  Cash...............................................................      4,743,987
  Interest and dividends receivable..................................      1,927,279
  Receivable for capital shares sold.................................        858,743
  Receivable for investment securities sold..........................      3,224,892
  Prepaid expenses...................................................         16,684
                                                                        ------------
Total Assets.........................................................    311,340,980
                                                                        ------------
LIABILITIES:
  Payable for capital shares redeemed................................        583,821
  Investment advisory fees payable...................................        107,041
  Administration fees payable........................................         47,574
  Shareholder service fees payable (A Shares)........................         59,250
  Shareholder service fees payable (K Shares) .......................            217
  12b-1 fees payable (K Shares)......................................            792
  Transfer agent fees................................................        130,794
  Legal fees payable.................................................          1,950
  Other accrued expenses.............................................         49,081
                                                                        ------------
Total Liabilities....................................................        980,520
                                                                        ------------
NET ASSETS...........................................................   $310,360,460
                                                                        ============
Net Assets:
  A Shares...........................................................   $309,308,683
  K Shares...........................................................      1,051,777
                                                                        ------------
Total................................................................   $310,360,460
                                                                        ============
Shares Outstanding ($0.001 par value, 300 million shares authorized):
  A Shares...........................................................     17,822,748
  K Shares...........................................................         60,792
                                                                        ------------
Total................................................................     17,883,540
                                                                        ============
NET ASSET VALUE
  A Shares -- redemption price per share.............................         $17.35
  Maximum Sales Charge (A Shares)....................................           4.50%
  Maximum Offering Price (A Shares)
  (Net Asset Value of A Shares/(100%-Maximum Sales Charge))..........         $18.17
  K Shares -- offering price per share...............................         $17.30
COMPOSITION OF NET ASSETS:
  Shares of common stock, at par.....................................   $     17,884
  Additional paid-in capital.........................................    266,787,962
  Accumulated undistributed net investment income....................      1,897,430
  Accumulated net realized gains on investment transactions..........     22,068,498
  Net unrealized appreciation on investments.........................     19,588,686
                                                                        ------------
NET ASSETS, FEBRUARY 28, 1997........................................   $310,360,460
                                                                        ============

---------------
See Notes to Financial Statements.

PACIFIC HORIZON CAPITAL INCOME FUND
--------------------------------------------------------------------------------

Statement of Operations
For the year ended February 28, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME:
 Interest (net of foreign tax withholding of $6,942)..............................   $ 6,387,797
 Dividends (net of foreign tax withholding of $10,809)............................     6,051,292
                                                                                     -----------
   Total Income...................................................................    12,439,089
                                                                                     -----------
EXPENSES:
 Advisory fees....................................................................     1,220,622
 Administration fees..............................................................       542,500
 Shareholder service fees (A Shares)..............................................       677,727
 Shareholder service fees (K Shares)..............................................           396
 12b-1 fees (K Shares)............................................................         1,186
 Transfer agent fees..............................................................       401,287
 Legal fees.......................................................................         9,870
 Other expenses...................................................................       385,629
                                                                                     -----------
   Total Expenses.................................................................     3,239,217
Less: Fee waivers.................................................................          (396)
    Fees paid by third parties....................................................       (26,827)
                                                                                     -----------
Total Net Expenses................................................................     3,211,994
                                                                                     -----------
NET INVESTMENT INCOME.............................................................     9,227,095
                                                                                     -----------
NET REALIZED/ UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
 Net realized gains on investment transactions....................................    48,284,940
 Net change in unrealized appreciation on investments.............................   (10,670,170)
                                                                                     -----------
Net realized/ unrealized gains on investments.....................................    37,614,770
                                                                                     -----------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..................................   $46,841,865
                                                                                     ===========

---------------
See Notes to Financial Statements.

PACIFIC HORIZON CAPITAL INCOME FUND
--------------------------------------------------------------------------------

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                           YEAR ENDED      YEAR ENDED
                                                          FEBRUARY 28,    FEBRUARY 29,
                                                              1997            1996
                                                          ------------    ------------
INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income................................   $  9,227,095    $  8,945,405
  Net realized gains on investment transactions........     48,284,940       2,680,964
  Net change in unrealized appreciation on
    investments........................................    (10,670,170)     38,907,177
                                                          ------------    ------------
Change in net assets resulting from operations.........     46,841,865      50,533,546
                                                          ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
    A Shares...........................................     (9,043,759)    (10,020,414)
    K Shares(a)........................................         (2,046)             --
  Net realized gains from investment transactions
    A Shares...........................................    (22,450,057)             --
    K Shares(a)........................................        (15,970)             --
                                                          ------------    ------------
Change in net assets from shareholder distributions....    (31,511,832)    (10,020,414)
                                                          ------------    ------------
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares issued..........................     76,079,488     264,083,620
  Dividends reinvested.................................     30,042,288       9,525,718
  Cost of shares redeemed..............................    (57,837,148)   (265,627,625)
                                                          ------------    ------------
Change in net assets from capital share transactions...     48,284,628       7,981,713
                                                          ------------    ------------
Change in net assets...................................     63,614,661      48,494,845
NET ASSETS
  Beginning of year....................................    246,745,799     198,250,954
                                                          ------------    ------------
  End of year..........................................   $310,360,460    $246,745,799
                                                          ============    ============

---------------

(a) Period from July 22, 1996 (inception date) to February 28, 1997.

See Notes to Financial Statements.

PACIFIC HORIZON ASSET ALLOCATION FUND
--------------------------------------------------------------------------------

Statement of Assets and Liabilities
February 28, 1997
--------------------------------------------------------------------------------

ASSETS:
  Investment in Master Investment Trust, Series I -- Asset Allocation
    Portfolio, at value.................................................   $35,652,775
  Deferred organization costs...........................................        13,994
  Prepaid expenses......................................................           376
                                                                           -----------
Total Assets............................................................    35,667,145
                                                                           -----------
LIABILITIES:
  Reports to shareholders expense payable...............................        26,083
  Fund accounting fees and expenses payable.............................        10,465
  Audit fees payable....................................................        14,960
  Transfer agent fees payable...........................................        15,369
  Shareholder service fees payable (A and K Shares).....................         7,075
  Other accrued expenses................................................         7,409
                                                                           -----------
Total Liabilities.......................................................        81,361
                                                                           -----------
NET ASSETS..............................................................   $35,585,784
                                                                           ===========
Net Assets:
  A Shares..............................................................   $34,838,046
  K Shares..............................................................       747,738
                                                                           -----------
Total...................................................................   $35,585,784
                                                                           ===========
Shares Outstanding ($0.001 par value, 150 million shares authorized):
  A Shares..............................................................     1,795,743
  K Shares..............................................................        38,550
                                                                           -----------
Total...................................................................     1,834,293
                                                                           ===========
NET ASSET VALUE
  A Shares -- redemption price per share................................        $19.40
                                                                                 =====
  Maximum Sales Charge (A Shares).......................................         4.50%
  Maximum Offering Price (A Shares)
  (Net Asset Value of A Shares/(100% -- Maximum Sales Charge))..........        $20.31
                                                                                 =====
  K Shares -- Offering price per share..................................        $19.40
                                                                                 =====
COMPOSITION OF NET ASSETS:
  Shares of common stock, at par........................................   $     1,834
  Additional paid-in capital............................................    30,876,968
  Accumulated undistributed net investment income.......................       137,447
  Accumulated net realized gains on investment transactions.............     1,720,071
  Net unrealized appreciation on investments............................     2,849,464
                                                                           -----------
NET ASSETS, FEBRUARY 28, 1997...........................................   $35,585,784
                                                                           ===========

---------------
See Notes to Financial Statements.

PACIFIC HORIZON ASSET ALLOCATION FUND
--------------------------------------------------------------------------------

Statement of Operations
For the year ended February 28, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME:
 Investment Income from Master Investment Trust, Series I -- Asset
   Allocation Portfolio:
   Interest income........................................................                $  769,422
   Dividend income........................................................                   291,117
                                                                                          ----------
                                                                                           1,060,539
   Expenses...............................................................                $  206,467
   Less: Fee waivers and expense reimbursements...........................                  (117,129)
                                                                                          ----------
                                                                                              89,338
Net Investment Income from Master Investment Trust,
 Series I -- Asset Allocation Portfolio...................................                   971,201
EXPENSES:
 Shareholder service fees (A Shares)......................................                    68,548
 Shareholder service fees (K Shares)......................................                       506
 12b-1 fees (K Shares)....................................................                     1,000
 Administration fees......................................................                    41,432
 Registration fees........................................................                    47,564
 Transfer agent fees......................................................                    45,610
 Reports to shareholders..................................................                    42,336
 Fund accounting fees and expenses........................................                    32,732
 Amortization of organization costs.......................................                    25,558
 Audit fees...............................................................                    16,281
 Legal fees...............................................................                     2,928
 Directors' fees..........................................................                       904
 Other expenses...........................................................                     6,552
                                                                                          ----------
    Total Expenses........................................................                   331,951
Less: Fee waivers and expense reimbursements..............................                   (73,479)
                                                                                          ----------
Total Net Expense.........................................................                   258,472
                                                                                          ----------
NET INVESTMENT INCOME.....................................................                   712,729
REALIZED/UNREALIZED GAINS ON INVESTMENTS FROM
 MASTER INVESTMENT TRUST, SERIES I -- ASSET ALLOCATION PORTFOLIO:
 Net realized gains on investment transactions............................                 2,440,559
 Net change in unrealized appreciation on investments.....................                 1,517,990
                                                                                          ----------
Net realized/unrealized gains on investments from Master
 Investment Trust Series I -- Asset Allocation Portfolio..................                 3,958,549
                                                                                          ----------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..........................                $4,671,278
                                                                                          ==========

---------------
See Notes to Financial Statements.

PACIFIC HORIZON ASSET ALLOCATION FUND
--------------------------------------------------------------------------------

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                           YEAR ENDED      YEAR ENDED
                                                          FEBRUARY 28,    FEBRUARY 29,
                                                              1997            1996
                                                          ------------    ------------
INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income................................   $   712,729     $   464,352
  Net realized gain on investment transactions.........     2,440,559         920,161
  Net change in unrealized appreciation on
    investments........................................     1,517,990       1,078,509
                                                          -----------     -----------
Change in net assets resulting from operations.........     4,671,278       2,463,022
                                                          -----------     -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
    A Shares...........................................      (682,373)       (387,903)
    K Shares (a).......................................        (3,691)             --
  Net realized gains from investment transactions
    A Shares...........................................      (998,763)       (544,588)
    K Shares (a).......................................       (15,739)             --
                                                          -----------     -----------
Change in net assets from shareholder distributions....    (1,700,566)       (932,491)
                                                          -----------     -----------
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares issued..........................    15,869,326      17,093,597
  Dividends reinvested.................................     1,651,877         903,640
  Cost of shares redeemed..............................    (7,260,804)     (2,866,740)
                                                          -----------     -----------
Change in net assets from capital share transactions...    10,260,399      15,130,497
                                                          -----------     -----------
Change in net assets...................................    13,231,111      16,661,028
NET ASSETS:
  Beginning of year....................................    22,354,673       5,693,645
                                                          -----------     -----------
  End of year..........................................   $35,585,784     $22,354,673
                                                          ===========     ===========

---------------
(a) Period from July 22, 1996 (inception date) to February 28, 1997.

See Notes to Financial Statements.

PACIFIC HORIZON FUNDS, INC.
--------------------------------------------------------------------------------

Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 -- ORGANIZATION

    Pacific Horizon Funds, Inc. (the "Company"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. At February 28, 1997, the Company operated as a series company comprised of seventeen funds. The accompanying financial statements and notes are those of the Pacific Horizon Capital Income Fund (the "Capital Income Fund") and Pacific Horizon Asset Allocation Fund (the "Asset Allocation Fund"), collectively the "Funds" individually the "Fund". The Funds offer A Shares and effective July 22, 1996, began offering K Shares. A Shares have a Shareholder Services Plan while K Shares have a Distribution Plan and Administrative and Shareholder Services Plan.

    The Capital Income Fund seeks to provide investors with a total investment return, comprised of current income and capital appreciation, consistent with prudent investment risk. The Asset Allocation Fund seeks to achieve its investment objective by investing substantially all of its assets in the Asset Allocation Portfolio (the "Portfolio") of Master Investment Trust, Series I (the "Trust"), an open-end management investment company that has the same investment objective as that of the Asset Allocation Fund. The value of the Asset Allocation Fund's investment in the Portfolio included in the accompanying Statement of Assets and Liabilities reflects the Asset Allocation Fund's proportionate beneficial interest in the net assets of the Portfolio (17.0% at February 28, 1997). The financial statements of the Portfolio, including its portfolio of investments, are included elsewhere within this report and should be read in conjunction with the Asset Allocation Fund's financial statements.

    Bank of America National Trust and Savings Association ("Bank of America"), a subsidiary of BankAmerica Corporation, serves as the Capital Income Fund's investment adviser. The BISYS Group, Inc. ("BISYS"), through its wholly-owned subsidiary BISYS Fund Services, Limited Partnership, serves as the Funds' administrator. Concord Financial Group, Inc. (the "Distributor"), an indirect, wholly-owned subsidiary of BISYS serves as the distributor of the Funds' shares. BISYS Fund Services, Inc. ("BISYS Ohio"), also a wholly-owned subsidiary of BISYS serves as transfer agent and dividend disbursing agent of the Funds.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

    The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those of estimates.

PORTFOLIO VALUATIONS:

    The Capital Income Fund values portfolio securities (other than debt securities with remaining maturities of 60 days or less) at the last reported sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the NASDAQ National Securities Market. Securities not listed on an exchange or the NASDAQ National Securities Market or securities for which there were no transactions are valued at the mean between the current quoted bid and ask prices on the date of the valuation. Bid price is used when no ask price is available. The Fund may also use an independent pricing service, approved by the Board of Directors, to value certain of their securities. Such prices reflect market values which may be established through the use of electronic data processing techniques and matrix systems. Restricted securities and securities for which market quotations are not readily available, if any, are valued at fair value using methods approved by the Board of Directors. Debt securities with remaining maturities of 60 days or less are valued at amortized cost.

    The valuation of securities of the Asset Allocation Fund's investment in the Portfolio is discussed in Note 2 of the Portfolio's financial statements.

SECURITIES TRANSACTIONS AND RELATED INCOME:

    The Capital Income Fund records security transactions on a trade date basis. Interest income, including accretion of discount and amortization of premium, is accrued daily. Dividend income is recognized on the ex-dividend date. Realized gains and losses from security transactions are recorded on an identified cost basis.

    The Asset Allocation Fund records its share of the investment income, expenses and realized and unrealized gains and losses recorded by the Portfolio on a daily basis. The investment income, expenses and realized and unrealized gains and losses are allocated daily to investors in the Portfolio based upon the value of their investments in the Portfolio. Such investments are adjusted on a daily basis.

EXPENSES:

    The Company accounts separately for the assets, liabilities and operations of each fund. Direct expenses of a fund are charged to that fund while general Company expenses are allocated among the Company's respective portfolios.

    The investment income and expenses of a fund (other than class specific expenses) and realized and unrealized gains and losses on investments of a fund are allocated to each class of shares based upon their relative net asset value on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

    The Asset Allocation Fund incurred certain costs in connection with its organization. Such costs have been deferred and are being amortized on a straight line basis over five years.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

    The Funds' net investment income is declared and paid as a dividend, quarterly, to shareholders of record at the close of business on record date. Net realized gains on portfolio securities, if any, are distributed at least annually. However, to the extent that net realized gains of the Funds can be offset by capital loss carryovers of the Funds, such gains will not be distributed. Dividends and distributions are recorded by the Funds on the ex-dividend date.

    The amount of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

    As of February 28, 1997, the following reclassifications have been made to increase (decrease) such accounts with offsetting adjustments made to paid-in capital:

                                ACCUMULATED UNDISTRIBUTED      ACCUMULATED NET REALIZED
                                  NET INVESTMENT INCOME       GAIN/(LOSS) ON INVESTMENTS
                                -------------------------     --------------------------
Capital Income Fund..........           $ 326,372                     $ (288,285)
Asset Allocation Fund........              (1,681)                         1,679

FEDERAL INCOME TAXES:

    It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute timely, all of its net investment company taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is required.

    During the year, the Capital Income Fund utilized $2,934,042 of its available capital loss carryover to offset realized capital gains for federal tax purposes.

OTHER:

    The Capital Income Fund maintains a cash balance with its custodian and receives a reduction of its custody fees and expenses for the amount of interest earned on such uninvested cash balances. For financial reporting purposes for the year ended February 28, 1997, custodian fees and expenses paid by third parties were increased by $26,827. There was no effect on net investment income. The Fund could have invested such cash amounts in income producing assets if it had not agreed to a reduction of fees or expenses under the expense offset arrangement with its custodian.

    Effective October 1, 1996 the earnings credit account for Capital Income converted to an interest bearing account. Earnings credit balances are available until February 28, 1998.

NOTE 3 -- AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

    The Capital Income Fund has an Investment Advisory Agreement with Bank of America and the Funds have an Administration Agreement with BISYS and a Distribution Agreement with the Distributor. Pursuant to the terms of the Investment Advisory Agreement, Bank of America is entitled to a fee from the Capital Income Fund, which is accrued daily and payable monthly, at an annual rate of 0.45% of the Fund's average daily net assets. Pursuant to the terms of the Administration Agreement, BISYS is entitled to a fee, which is accrued daily and payable monthly, at an annual rate of 0.20% and 0.15%, of the average daily net assets of the Capital Income and Asset Allocation Fund, respectively. For the year ended February 28, 1997, BISYS agreed to waive $41,432 of its fee as Administrator for the Asset Allocation Fund. For the same period BISYS reimbursed $31,598 of operating expenses of the Asset Allocation Fund.

    For the year ended February 28, 1997, the Distributor advised the Funds that it retained $268,543 and $47,026 from commissions earned on sales of the Capital Income Fund's and Asset Allocation Fund's shares, respectively. For the same period, Bank of America and its affiliates advised the Funds that they retained $2,094,439 and $373,436 from commissions earned on sales of shares of the Capital Income Fund and Asset Allocation Fund, respectively.

    The Funds have a Shareholder Services Plan (the "Plan") under which each Fund pays the Distributor for shareholder servicing expenses incurred in connection with A Shares of each Fund. Under the Plan, payments for shareholder servicing expenses may not exceed 0.25% of each Fund's average daily net assets for A Shares. For the year ended February 28, 1997, the Capital Income Fund and Asset Allocation Fund incurred charges of $677,727 and $68,548, respectively, pursuant to the Plan. The Funds were advised that of these amounts, the Distributor retained $46,625 and $2,735 from the Capital Income Fund and Asset Allocation Fund, respectively, and affiliates of Bank of America retained $593,044 and $64,576, respectively. The Plan provides that if, in any month, the fees paid to the Distributor are less than the costs incurred by the Distributor, the excess costs will be included in future computations of the fee, provided that any excess cost will not be carried forward beyond the end of the fiscal year in which such excess costs were incurred.

    The Funds have adopted a Distribution Plan and an Administrative and Shareholder Services Plan (the "Administrative Plan") with respect to K Shares of the Funds. Under the Distribution Plan, the Funds pay the Distributor for expenses primarily intended to result in the sale of the Funds' K Shares. Under the Distribution Plan, payments by the Funds for distribution expenses may not exceed 0.75% of the average daily net assets of each Fund's K Shares. Payments for distribution expenses under the Distribution Plan are subject to Rule 12b-1 under the Act. Under the Administrative Plan, the Funds pay for expenses incurred in connection with shareholder services provided by the Distributor and payments to Service Organizations for the provision of support services with respect to beneficial owners of K Shares. Under the Administrative Plan, payments for shareholder services and administrative services may not exceed 0.25% and 0.75%, respectively, of the average daily net assets of each Fund's K Shares. The total of all payments under the Distribution Plan and the Administrative and Shareholder Services Plan may not exceed, in the aggregate, the annual rate of 1.00% of the average daily net assets of each Fund's K Shares. For the period ended February 28, 1997, the Distributor waived $396 and $499 for the Capital Income Fund and Asset Allocation Fund, respectively.

    BISYS Ohio serves the Funds as transfer agent and dividend disbursing agent. In these capacities, BISYS Ohio earned $401,287 and $45,610 from the Capital Income Fund and Asset Allocation Fund, respectively, for the year ended February 28, 1997. For the period January 1, 1996 to December 31, 1996, BISYS Ohio agreed to voluntarily limit aggregate transfer agency fees. Absent this voluntary limit the Funds would have incurred additional costs of $94,823 and $16,412 for the Capital Income Fund and Asset Allocation Fund, respectively.

    For the year ended February 28, 1997, the Capital Income Fund and Asset Allocation Fund incurred legal charges totaling $9,870 and $2,928, respectively, which were earned by a law firm, a partner of which serves as Secretary of the Company.

    Certain officers of the Company are affiliated with BISYS. Such persons are not paid directly by the Company for serving in these capacities.

NOTE 4 -- DIRECTORS' COMPENSATION

    Each Director of the Company is entitled to an annual retainer of $25,000, plus $1,000 for each day the director participates in all or part of a Board or Committee meeting, and the Chairman of each Committee receives a retainer of $1,000 for services as Chairman of the Committee. In addition, the Company's President is entitled to an annual salary of $20,000 for services as President. The former President and Chairman of the Company received an additional $40,000 per year through February 28, 1997 in consideration of his years of service.

    The Board has also established a retirement plan (the "Retirement Plan") for the Directors. The Retirement Plan provides that each Director who dies or resigns after five years of service as a director will be entitled to receive ten annual payments each equal to the greater of: (i) 50% of the annual Director's retainer that was payable during the year of that director's death or resignation, or (ii) 50% of the annual Director's retainer then in effect for Directors of the Company during the year of such payment. A Director who dies or resigns after nine years of service as a director will be entitled to receive ten annual payments equal to the greater of: (i) 100% of the annual Director's retainer that was payable during the year of that Director's death or resignation, or
(ii) 100% of the annual Director's retainer then in effect for Directors of the Company during the year of such payment. In addition, the amount payable each year to a Director who dies or resigns shall be increased by $1,000 for each year of service that the Director served as Chairman of the Board. Each Director may receive any benefits payable under the Retirement Plan, at his or her election, either in one lump sum payment or ten annual installments. A Director's years of service for the purpose of calculating the payments described above shall be based upon service as a Director or Chairman after February 28, 1994. Aggregate costs pursuant to the Retirement Plan amounted to $2,190 and $20 for the Capital Income Fund and Asset Allocation Fund, respectively, for the year ended February 28, 1997.

NOTE 5 -- SECURITIES TRANSACTIONS

    For the year ended February 28, 1997, the cost of purchases and the proceeds from sales of Capital Income Fund's securities (excluding short-term investments) amounted to $348,896,148 and $328,345,151, respectively.

NOTE 6 -- CAPITAL SHARE TRANSACTIONS

    Transactions in capital shares for the Funds are summarized below:

                                                                CAPITAL INCOME FUND
                                               -----------------------------------------------------
                                                     YEAR ENDED                    YEAR ENDED
                                                  FEBRUARY 28, 1997             FEBRUARY 29, 1996
                                               -----------------------       -----------------------
                                               SHARES         AMOUNT         SHARES         AMOUNT
                                               ------       ----------       -------       ---------
A Shares (000's)
 Issued.....................................   4,375        $   75,024        18,026       $ 264,084
 Reinvested.................................   1,793            30,024           639           9,526
 Redeemed...................................   (3,373)         (57,813)      (18,167)       (265,628)
                                               ------       ----------       -------       ---------
Net increase................................   2,795        $   47,235           498       $   7,982
                                               ======       ==========       =======       =========
K Shares(a)
 Issued.....................................   61,106       $1,055,431            --       $      --
 Reinvested.................................   1,082            18,016            --              --
 Redeemed...................................   (1,396)         (24,309)           --              --
                                               ------       ----------       -------       ---------
Net increase................................   60,792       $1,049,138            --       $      --
                                               ======       ==========       =======       =========

---------------

(a) Period from July 22, 1996 (inception date) to February 28, 1997.

                                                               ASSET ALLOCATION FUND
                                                ---------------------------------------------------
                                                      YEAR ENDED                   YEAR ENDED
                                                  FEBRUARY 28, 1997             FEBRUARY 29, 1996
                                                ----------------------        ---------------------
                                                SHARES         AMOUNT         SHARES        AMOUNT
                                                ------        --------        ------        -------
A Shares (000's)
 Issued......................................     825         $ 15,144        1,016         $17,093
 Reinvested..................................      90            1,632           53            904
 Redeemed....................................    (395)          (7,251)        (169)        (2,867)
                                                ------        --------        ------        -------
Net increase.................................     520         $  9,525          900         $15,130
                                                ========      ==========      ========      ==========
K Shares (a)
 Issued......................................   37,991        $724,963           --         $   --
 Reinvested..................................   1,051           19,438           --             --
 Redeemed....................................    (491)          (9,394)          --             --
                                                ------        --------        ------        -------
Net increase.................................   38,551        $735,007           --         $   --
                                                ========      ==========      ========      ==========

---------------
(a) Period from July 22, 1996 (inception date) to February 28, 1997.

NOTE 7 -- FEDERAL INCOME TAX INFORMATION (UNAUDITED)

    During the year ended February 28, 1997, the Funds declared long-term capital distributions in the following amounts:

Capital Income Fund........................................................     $16,140,606
Asset Allocation Fund......................................................     $   479,990

    For the taxable year ended February 28, 1997, the following percentage of income dividends paid by the Funds qualify for the dividends received deduction available to corporations:

                                                                                 QUALIFIED
                                                                              DIVIDEND INCOME
                                                                              ---------------
Capital Income Fund........................................................           11.38%
Asset Allocation Fund......................................................           11.37%

PACIFIC HORIZON CAPITAL INCOME FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                           YEAR ENDED
                                              ---------------------------------------------------------------------
                                              FEBRUARY       FEBRUARY       FEBRUARY       FEBRUARY       FEBRUARY
                                                 28,            29,            28,            28,            28,
                                              1997 (A)         1996           1995           1994           1993
                                              ---------      ---------      ---------      ---------      ---------
A SHARES
NET ASSET VALUE PER SHARE, BEGINNING OF
 YEAR.......................................  $  16.42       $  13.65       $  15.42       $  13.32       $  12.01
                                              ========       ========       ========       ========       ========
Income from Investment Operations:
 Net investment income......................      0.57           0.62           0.57           0.50           0.56
 Net realized and unrealized gains/
   (losses) on investment transactions......      2.34           2.84          (1.43)          2.36           1.79
                                              --------       --------       --------       --------       --------
Total income (loss) from investment
 operations.................................      2.91           3.46          (0.86)          2.86           2.35
                                              --------       --------       --------       --------       --------
Less Dividends and Distributions:
 Dividends to shareholders from net
   investment income........................     (0.57)         (0.69)         (0.54)         (0.48)         (0.60)
 Distribution to shareholders from net
   realized gains on investment
   transactions.............................     (1.41)          0.00          (0.37)         (0.28)         (0.44)
                                              --------       --------       --------       --------       --------
Total Dividends and Distributions...........     (1.98)         (0.69)         (0.91)         (0.76)         (1.04)
                                              --------       --------       --------       --------       --------
Net change in net asset value per share.....      0.93           2.77          (1.77)          2.10           1.31
                                              --------       --------       --------       --------       --------
NET ASSET VALUE PER SHARE, END OF YEAR......  $  17.35       $  16.42       $  13.65       $  15.42       $  13.32
                                              ========       ========       ========       ========       ========
Total return (excludes sales charge)........     18.53%         25.96%         (5.61%)        21.85%         20.62%
RATIOS/SUPPLEMENTAL DATA:
 Net assets at end of year (millions).......  $    309       $    247            198       $    191       $     20
 Ratio of expenses to average net assets....      1.18%          1.23%          0.97%          0.46%          0.07%
 Ratio of net investment income to average
   net assets...............................      3.40%          4.05%          4.48%          4.19%          5.00%
 Ratio of expenses to average net assets*...      1.19%**        1.26%**        1.14%          1.20%          3.34%
 Ratio of net investment income to average
   net assets*..............................        (b)            (b)          4.31%          3.45%          1.73%
 Portfolio turnover rate....................       124%            57%            94%           103%           216%
 Average commission rate paid (c)...........  $ 0.0210       $     --       $     --       $     --       $     --

---------------

   * During the period, certain fees were voluntarily reduced and/ or reimbursed. If such voluntary fee reductions and/ or reimbursements had not occurred, the ratios would have been as indicated.
  ** During the years ended February 28, 1997 and February 29, 1996, the Portfolio received credits from its custodian for interest earned on uninvested balances which were used to offset custodian fees and expenses. If such credits had not occurred, the expense ratios would have been as indicated. The ratio of net investment income was not affected.
 (a) As of July 22, 1996, the Portfolio designated the existing series of shares as "A" Shares.
 (b) There were no waivers or reimbursements during the period.
 (c) Represents the dollar amount of commissions paid on Portfolio transactions divided by the total number of shares purchased or sold for which commissions were charged and is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued. Disclosure is not required for prior periods.

See Notes to Financial Statements.

PACIFIC HORIZON CAPITAL INCOME FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                                   PERIOD ENDED
                                                                                   FEBRUARY 28,
                                                                                     1997 (A)
                                                                                   ------------
K SHARES
NET ASSET VALUE PER SHARE, BEGINNING OF PERIOD....................................   $  16.24
                                                                                     --------
Income from Investment Operations:
 Net investment income............................................................       0.32
 Net realized and unrealized gains on investment transactions.....................       2.43
                                                                                     --------
Total income from investment operations...........................................       2.75
                                                                                     --------
Less Dividends and Distributions:
 Dividends to shareholders from net investment income.............................     (0.28)
 Distribution to shareholders from net realized gains on investment
   transactions...................................................................     (1.41)
                                                                                     --------
Total Dividends and Distribution..................................................     (1.69)
                                                                                     --------
Net change in net asset value per share...........................................       1.06
                                                                                     --------
NET ASSET VALUE PER SHARE, END OF PERIOD..........................................   $  17.30
                                                                                     ========
Total return......................................................................      17.47%(c)
RATIOS/SUPPLEMENTAL DATA:
 Net assets at end of year (millions).............................................   $      1
 Ratio of expenses to average net assets..........................................       1.66%(d)
 Ratio of net investment income to average net assets.............................       2.85%(d)
 Ratio of expenses to average net assets*.........................................       1.91%(d)**
 Ratio of net investment income to average net assets*............................       2.60%(d)
 Portfolio turnover rate..........................................................        124%
 Average commission rate paid (b).................................................   $ 0.0210

---------------

   * During the period, certain fees were voluntarily reduced and/ or reimbursed. If such voluntary fee reductions and/ or reimbursements had not occurred, the ratios would have been as indicated.
  ** Fees paid by third parties had no effect on the ratios.
 (a) Period from July 22, 1996 (inception date) to February 28, 1997.
 (b) Represents the dollar amount of commissions paid on Portfolio transactions divided by the total number of shares purchased or sold for which commissions were charged and is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued. Disclosure is not required for prior periods.
 (c) Not annualized.
 (d) Annualized.

See Notes to Financial Statements.

PACIFIC HORIZON ASSET ALLOCATION FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                           YEAR           YEAR           YEAR          PERIOD
                                                           ENDED          ENDED          ENDED          ENDED
                                                         FEBRUARY       FEBRUARY       FEBRUARY       FEBRUARY
                                                            28,            29,            28,            28,
                                                          1997(B)         1996           1995          1994(A)
                                                         ---------      ---------      ---------      ---------
A SHARES
NET ASSET VALUE PER SHARE, BEGINNING OF YEAR...........  $  17.52       $  15.15       $  14.84       $  15.00
                                                         --------       --------       --------       --------
Income from Investment Operations:
 Net investment income.................................      0.48           0.52           0.48           0.03
 Net realized and unrealized gain (loss) on investment
   transactions........................................      2.50           2.86           0.24          (0.19)
                                                         --------       --------       --------       --------
Total income (loss) from investment operations.........      2.98           3.38           0.72          (0.16)
                                                         --------       --------       --------       --------
Less Dividends and Distributions:
 Dividends to shareholders from net investment
   income..............................................     (0.46)         (0.53)         (0.41)            --
 Distributions to shareholders from net realized gains
   on investment transactions..........................     (0.64)         (0.48)            --             --
                                                         --------       --------       --------       --------
Total Dividends and Distributions......................     (1.10)         (1.01)         (0.41)            --
                                                         --------       --------       --------       --------
Net change in net asset value per share................      1.88           2.37           0.31          (0.16)
                                                         --------       --------       --------       --------
NET ASSET VALUE PER SHARE, END OF YEAR.................  $  19.40       $  17.52       $  15.15       $  14.84
                                                         ========       ========       ========       ========
Total return (excludes sales charge)...................     17.64%         22.80%          5.03%         (1.07%)++
RATIOS/SUPPLEMENTAL DATA:
 Net assets at end of year (000).......................  $ 34,838       $ 22,355       $  5,694       $    666
 Ratio of expenses to average net assets...............      1.25%          0.62%          0.00%          0.00%+
 Ratio of net investment income to average net
   assets..............................................      2.59%          3.49%          4.25%          4.20%+
 Ratio of expenses to average net assets*..............      1.94%          2.92%          7.89%         83.95%+
 Ratio of net investment income to average net
   assets*.............................................      1.90%          1.19%         (3.64%)       (79.75%)+

---------------

   + Annualized.
  ++ Not annualized.
   * During the period, certain fees were voluntarily reduced and expenses reimbursed. If such voluntary fee reductions and expense reimbursements had not occurred, the ratios would have been as indicated.
 (a) Period from January 13, 1994 (inception date) to February 28, 1994.
 (b) As of July 22, 1996 the Fund designated the existing series of shares as "A" shares.

See Notes to Financial Statements.

PACIFIC HORIZON ASSET ALLOCATION FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                                   PERIOD ENDED
                                                                                   FEBRUARY 28,
                                                                                      1997(A)
                                                                                   -------------
K SHARES
NET ASSET VALUE PER SHARE, BEGINNING OF PERIOD.................................       $ 17.23
Income from Investment Operations:
 Net investment income.........................................................          0.19
 Net realized and unrealized gain on investments...............................          2.80
                                                                                     --------
Total income from investment operations........................................          2.99
                                                                                     --------
Less Dividends and Distributions:
 Dividends to shareholders from net investment income..........................         (0.18)
 Distributions to shareholders from net realized gains on investment
   transactions................................................................         (0.64)
                                                                                     --------
Total Dividends and Distributions..............................................         (0.82)
                                                                                     --------
Net change in net asset value per share........................................          2.17
                                                                                     --------
NET ASSET VALUE PER SHARE, END OF PERIOD.......................................       $ 19.40
                                                                                     ========
Total Return...................................................................         17.69%++
RATIOS/SUPPLEMENTAL DATA:
 Net assets at end of period (000).............................................       $   748
 Ratio of expenses to average net assets.......................................          1.94%+
 Ratio of net investment income to average net assets..........................          2.31%+
 Ratio of expenses to average net assets*......................................          3.26%+
 Ratio of net investment income to average net assets*.........................          0.99%+

---------------

   + Annualized.
  ++ Not annualized.
   * During the period, certain fees were voluntarily reduced and expenses reimbursed. If such voluntary fee reductions and expense reimbursements had not occurred, the ratios would have been as indicated.
 (a) Period from July 22, 1996 (inception date) to February 28, 1997.

See Notes to Financial Statements.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Directors
and Shareholders of
Pacific Horizon Funds, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Pacific Horizon Capital Income Fund and Pacific Horizon Asset Allocation Fund (two of the portfolios constituting the Pacific Horizon Funds, Inc., hereafter referred to as the "Funds") at February 28, 1997, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 1997 by correspondence with the custodian, provides a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

1177 Avenue of the Americas
New York, New York
April 21, 1997

MASTER INVESTMENT TRUST SERIES I --
ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

Portfolio of Investments
February 28, 1997
--------------------------------------------------------------------------------

                                                                                           VALUE
                               DESCRIPTION                                  SHARES       (NOTE 2)
-------------------------------------------------------------------------   ------      -----------
COMMON STOCKS -- 58.7%
AEROSPACE/AIRLINES -- 1.0%
 AMR Corp.**.............................................................   5,300       $   416,713
 Boeing Co. .............................................................   16,500        1,678,875
                                                                                          2,095,588
ALUMINUM -- 0.4%
 Aluminum Co. of America ................................................   12,400          883,500
AUTOMOBILES -- 1.2%
 Ford Motor .............................................................   28,400          933,650
 General Motors Corp. ...................................................   26,700        1,545,263
                                                                                          2,478,913
AUTOMOBILE PARTS -- 0.1%
 Cooper Tire & Rubber ...................................................   15,600          310,050
BANKS -- 3.9%
 Banc One Corp. .........................................................   50,300        2,219,488
 Chase Manhattan Corp. ..................................................   18,700        1,872,337
 CitiCorp. ..............................................................   15,800        1,844,650
 Wells Fargo Co. ........................................................   7,100         2,160,175
                                                                                          8,096,650
BEVERAGES -- 2.1%
 Anheuser-Busch Co. .....................................................   19,800          881,100
 Coca-Cola Co. ..........................................................   43,800        2,671,800
 Pepsico, Inc. ..........................................................   25,400          835,025
                                                                                          4,387,925
BROKERAGE -- 1.3%
 Dean Witter ............................................................   70,400        2,701,600
CHEMICALS -- 1.9%
 E.I. Du Pont De Nemours & Co. ..........................................   19,900        2,134,275
 Monsanto Corp. .........................................................   52,100        1,895,138
                                                                                          4,029,413
COMPUTER SOFTWARE/HARDWARE -- 3.9%
 Automatic Data Processing, Inc. ........................................   15,900          677,737
 Hewlett Packard Co. ....................................................   17,400          974,400
 IBM.....................................................................   7,700         1,106,875
 Microsoft Corp. ........................................................   34,800        3,393,000
 Silicon Graphics** .....................................................   28,100          677,913
 Seagate Technology** ...................................................   30,100        1,422,225
                                                                                          8,252,150

---------------
See Notes to Financial Statements.

                                                                                           VALUE
                               DESCRIPTION                                  SHARES       (NOTE 2)
-------------------------------------------------------------------------   ------       --------
COMMON STOCKS -- (CONTINUED)
COSMETICS/HOUSEHOLD PRODUCTS -- 2.3%
 Colgate-Palmolive Co. ..................................................   6,800       $   703,800
 Gillette Co. ...........................................................   13,300        1,052,363
 Masco Corp. ............................................................   16,200          569,025
 Newell Co. .............................................................   12,000          445,500
 Proctor & Gamble Co. ...................................................   17,700        2,126,212
                                                                                          4,896,900
ELECTRICAL PRODUCTS -- 2.8%
 Emerson Electric Co. ...................................................   15,000        1,485,000
 General Electric Co. ...................................................   42,300        4,351,613
                                                                                          5,836,613
ELECTRONIC SEMICONDUCTORS -- 2.8%
 Intel Corp. ............................................................   34,000        4,823,750
 National Semiconductors Corp. ..........................................   38,000          992,750
                                                                                          5,816,500
ELECTRIC UTILITIES -- 0.3%
 Duke Power Co. .........................................................   13,800          610,650
FINANCIAL SERVICES -- 2.9%
 American Express .......................................................   42,100        2,752,287
 First Data Corp. .......................................................   50,400        1,845,900
 Household International, Inc.+ .........................................   15,900        1,540,313
                                                                                          6,138,500
FOOD -- 1.9%
 Archer Daniels Midland Co. .............................................   19,100          353,350
 Conagra, Inc. ..........................................................   18,900        1,001,700
 Kellogg Co. ............................................................   20,200        1,383,700
 Ralston Purina Co. .....................................................   14,500        1,190,813
                                                                                          3,929,563
GAS UTILITIES -- 1.0%
 Columbia Gas Systems, Inc. .............................................   31,900        1,874,125
 Praxair, Inc. ..........................................................   4,600           223,675
                                                                                          2,097,800
HOSPITAL CARE -- 1.0%
 Abbott Laboratories ....................................................   11,900          669,375
 Becton Dickinson & Co. .................................................   18,600          916,050
 Johnson & Johnson ......................................................   7,600           437,950
                                                                                          2,023,375
INSURANCE -- LIFE -- 0.4%
 Providian Corp. ........................................................   14,200          793,425
INSURANCE -- PROPERTY AND CASUALTY -- 1.0%
 American Intl. Group, Inc.+ ............................................   5,100           617,100
 Chubb Corp. ............................................................   26,300        1,541,838
                                                                                          2,158,938
LEISURE -- 0.80%
 Disney Walt Co. ........................................................   11,400          846,450
 Hilton Hotels Corp. ....................................................   10,500          263,813
 ITT Corp. ..............................................................   6,500           367,250
 Mattel, Inc. ...........................................................   10,300          256,213
                                                                                          1,733,726

---------------
See Notes to Financial Statements.

                                                                                           VALUE
                               DESCRIPTION                                  SHARES       (NOTE 2)
-------------------------------------------------------------------------   ------       --------
COMMON STOCKS -- (CONTINUED)
MANUFACTURING -- MACHINERY -- 1.1%
 General Signal Corp. ...................................................   20,000      $   872,500
 Illinois Tools Work, Inc. ..............................................   16,200        1,366,875
                                                                                          2,239,375
MEDIA -- 0.8%
 ACNielsen ..............................................................       1                15
 Gannett, Inc. ..........................................................   3,600           287,100
 McGraw Hill Companies ..................................................   6,500           337,187
 Time Warner, Inc. ......................................................   14,400          590,400
 Tribune Co. ............................................................   14,400          565,200
                                                                                          1,779,902
MULTI INDUSTRIES -- 3.9%
 Cognizant Corp. ........................................................   7,600           265,050
 Corning, Inc. ..........................................................   18,300          688,537
 Pacific Enterprises ....................................................   25,100          765,550
 Sherwin Williams .......................................................   12,300          690,337
 Tenneco, Inc. ..........................................................   20,800          819,000
 TRW, Inc. ..............................................................   29,200        1,529,350
 Tyco Labs, Inc. ........................................................   32,700        1,929,300
 Whitman Corp. ..........................................................   27,200          639,200
                                                                                          7,326,324
NATURAL ENERGY -- 0.8%
 Coastal Corp. ..........................................................   19,000          864,500
 Panenergy Corp. ........................................................   19,400          826,925
                                                                                          1,691,425
OIL INTERNATIONAL -- 3.0%
 Chevron Corp. ..........................................................   11,600          748,200
 Exxon Corp. ............................................................   18,500        1,847,688
 Mobil Corp. ............................................................   8,700         1,067,925
 Texaco, Inc. ...........................................................   8,500           840,438
 USX Marathon Corp. .....................................................   22,800          607,050
 Williams Co. ...........................................................   25,050        1,095,938
                                                                                          6,207,239
OIL SERVICE -- 0.6%
 Schlumberger Ltd. ......................................................   6,500           654,063
 Haliburton Co. .........................................................   12,000          775,495
                                                                                          1,429,558
PAPER PRODUCTS -- 1.6%
 Kimberly Clark Corp. ...................................................   8,400           890,400
 Ikon Office Solutions, Inc. ............................................   44,000        1,815,000
 International Paper Co.+ ...............................................   14,500          605,375
                                                                                          3,310,775
PHARMACEUTICALS -- 5.7%
 American Home Products Corp. ...........................................   19,900        1,273,600
 Amgen, Inc. ............................................................   9,500           580,688
 Bristol-Meyers .........................................................   15,700        2,048,850
 Lilly (Eli) & Co. ......................................................   18,700        1,633,913
 Medtronic, Inc. ........................................................   7,700           498,575
 Merck & Co., Inc. ......................................................   28,700        2,640,400
 Pfizer, Inc. ...........................................................   15,700        1,438,513
 Schering Plough Corp. ..................................................   9,800           750,925
 Warner Lambert Co. .....................................................   12,700        1,066,800
                                                                                         11,932,264

---------------
See Notes to Financial Statements.

                                                                                           VALUE
                               DESCRIPTION                                  SHARES       (NOTE 2)
-------------------------------------------------------------------------   ------       --------
COMMON STOCKS -- (CONTINUED)
PHOTOGRAPHY -- 0.2%
 Eastman Kodak Co. ......................................................   4,500       $   403,313
RAILROAD -- 0.7%
 Burlington Northern Santa Fe ...........................................   6,800           566,100
 Caliber Systems, Inc. ..................................................   16,000          364,000
 Union Pacific Corp. ....................................................   7,200           433,800
                                                                                          1,363,900
RETAIL -- 1.8%
 Home Depot, Inc. .......................................................   21,800        1,188,100
 May Dept. Stores .......................................................   16,700          778,638
 Wal-Mart Stores, Inc. ..................................................   68,000        1,793,500
                                                                                          3,760,238
RETAIL -- MANUFACTURING -- 0.3%
 Costco Companies, Inc. .................................................   27,900          714,933
TELECOMMUNICATIONS -- 1.6%
 3 Com Corp.** ..........................................................   10,400          344,338
 Cisco Systems ..........................................................   21,800        1,212,625
 Lucent Technologies ....................................................   17,700          953,588
 Motorola, Inc. .........................................................   13,700          765,488
                                                                                          3,276,039
TELEPHONE -- 2.9%
 GTE ....................................................................   28,500        1,332,375
 MCI Communications Corp. ...............................................   63,700        2,277,275
 Worldcom, Inc. .........................................................   90,500        2,409,563
                                                                                          6,019,213
TOBACCO -- 1.1%
 Philip Morris Cos., Inc. ...............................................   17,600        2,378,200
 Total Common Stocks
   (cost $102,858,429) ..................................................               123,104,477

                                    RATINGS
                                  S&P/MOODY'S                MATURITY     PRINCIPAL         VALUE
         DESCRIPTION              (UNAUDITED)      RATE        DATE         AMOUNT         (NOTE 2)
------------------------------    ------------    ------     --------     ----------     ------------
COMMERCIAL PAPER -- 2.2%
 Cargill .....................      AAA/Aaa*       5.35%     03/03/97     $2,000,000     $  2,000,000
 Philip Morris ...............      AAA/Aaa*       5.36%     03/03/97      2,700,000        2,700,000
                                                                                         ------------
Total Commercial Paper
 (cost $4,700,000) ...........                                                              4,700,000
                                                                                         ------------
CORPORATE OBLIGATIONS -- 16.4%
CORPORATE BONDS -- 10.2%
 Lehman Brothers .............       A/Baa1        5.75%     11/15/98      1,000,000          989,920
 Ford Motor Credit ...........       A+/A1         9.50%     04/15/00      2,750,000        2,966,562
 General Motors ..............       A-/A3         6.88%     07/15/01      2,000,000        2,002,500
 Morgan Stanley ..............       A+/A1+        8.88%     10/15/01      3,800,000        4,113,500
 NationsBank Credit
   Transfer ..................      AAA/Aaa        6.45%     04/15/03      3,500,000        3,504,563
 The Money Storetrust
   1996-B ....................      AAA/Aaa        7.38%     05/15/17      3,500,000        3,544,040
 Cook Co. ....................      AAA/Aaa        5.00%     11/15/23        800,000          716,000
 First Union Corp. ...........       A-/A2         6.55%     10/15/35      3,600,000        3,528,000
                                                                                         ------------
                                                                                           21,365,085
                                                                                         ------------

---------------
See Notes to Financial Statements.

                                    RATINGS
                                  S&P/MOODY'S                MATURITY     PRINCIPAL         VALUE
         DESCRIPTION              (UNAUDITED)      RATE        DATE         AMOUNT         (NOTE 2)
------------------------------    ------------    ------     --------     ----------     ------------
MEDIUM TERM NOTES -- 6.2%
 Province of Quebec+ .........       A+/A1         7.98%     04/01/99     $3,000,000     $  3,090,000
 Bank of Novia Scotia ........       A+/A1         9.00%     10/01/99      1,400,000        1,482,250
 General Motors Accept
   Corp. .....................       A-/A3         7.38%     04/25/00      2,000,000        2,040,000
 International Lease
   Finance ...................       A+/A1         5.71%     02/01/00      1,600,000        1,560,000
 Chrysler Financial Corp. ....       A-/A3         5.63%     02/16/01      2,500,000        2,403,125
 PaineWebber Group ...........     BBB+/Baa1       7.02%     02/10/04      2,500,000        2,481,250
                                                                                         ------------
                                                                                           13,056,625
                                                                                         ------------
Total Corporate Obligations
 (cost $34,375,810) ..........                                                             34,421,710
                                                                                         ------------
EUROPEAN GOVERNMENT BONDS -- 1.3%
 Republic of Italy Z.C.B.+
 (cost $2,689,776)............       AA/Aa3        0.00%     01/10/01      3,500,000        2,712,483
                                                                                         ------------
                                                                                            2,712,483
                                                                                         ------------

                                                             MATURITY     PRINCIPAL         VALUE
         DESCRIPTION                               RATE        DATE         AMOUNT         (NOTE 2)
------------------------------                    ------     --------     ----------     ------------
U.S. GOVERNMENT OBLIGATIONS -- 8.6%
U.S. TREASURY BONDS -- 6.1%
 U.S. Treasury Bond ..........                     8.13%*    08/15/21     $4,500,000     $  5,120,325
 U.S. Treasury Bond ..........                    10.38%*    11/15/12      6,100,000        7,766,215
                                                                                         ------------
                                                                                           12,886,540
                                                                                         ------------
U.S. TREASURY NOTES -- 2.5%
 U.S. Treasury Note ..........                    7.75%*     01/31/00      1,000,000        1,039,810
 U.S. Treasury Note ..........                    7.88%*     11/15/04      2,000,000        2,159,199
 U.S. Treasury Note ..........                    6.25%*     02/15/07      2,000,000        1,956,680
                                                                                         ------------
                                                                                            5,155,689
                                                                                         ------------
Total U.S. Government Obligations
 (cost $18,104,061) ..........                                                             18,042,229
                                                                                         ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 12.3%
 Federal Home Loan Mortage
   Corporation Pool #G10304...                     6.50%     04/01/09        834,572          821,010
 Federal Home Loan Mortage
   Corporation Pool #E60891...                     6.50%     07/01/10      2,990,553        2,941,957
 Federal Home Loan Mortage
   Corporation Pool #297505...                     8.00%     06/01/17         12,091           12,458
 Federal Home Loan Mortage
   Corporation Pool #533301...                    10.50%     04/01/19         32,105           35,516
 Federal Home Loan Mortage
   Corporation Pool #544066...                     8.00%     12/01/19          9,681            9,950
 FNCL Pool #325602............                     6.50%     10/01/10        541,479          530,311
 FNCL Pool #313349............                    10.00%     01/01/27      1,435,941        1,570,113
 Government National Mortage
   Association Pool #146301...                    10.00%     02/15/16         88,721           98,010
 GNSF Pool #278853............                     9.00%     11/15/19        363,928          389,176
 GNSF Pool #276635............                     9.00%     12/15/19        261,749          279,909
 GNSF Pool #780330............                     9.00%     12/15/19      1,337,058        1,426,474
 GNSF Pool #283578............                     8.00%     01/15/20         86,356           89,190
 GNSF Pool #231236............                     9.00%     01/15/20        235,714          252,067
 GNSF Pool #258039............                     9.00%     01/15/20        244,249          261,194
 GNSF Pool #234214............                     8.00%     03/15/20         99,933          103,213
 GNSF Pool #318567............                     8.00%     01/15/20         15,326           15,724
 GNSF Pool #317275............                     8.00%     02/15/22         14,361           14,724

---------------
See Notes to Financial Statements.

                                                             MATURITY     PRINCIPAL         VALUE
         DESCRIPTION                               RATE        DATE         AMOUNT         (NOTE 2)
------------------------------                    ------     --------     ----------     ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- (CONTINUED)
 GNSF Pool #312656............                     8.00%     02/15/22     $  508,868     $    521,908
 GNSF Pool #316108............                     8.00%     03/15/22        469,731          481,621
 GNSF Pool #316859............                     8.00%     03/15/22        733,202          751,761
 GNSF Pool #311456............                     8.00%     04/15/22        583,346          598,113
 GNSF Pool #321799............                     8.00%     04/15/22        432,745          443,699
 GNSF Pool #323085............                     8.00%     05/15/22        930,574          954,130
 GNSF Pool #373336............                     7.50%     05/15/22        712,481          714,709
 GNSF Pool #373346............                     7.50%     06/15/22        831,715          834,315
 GNSF Pool #388995............                     7.50%     07/15/22        848,858          851,511
 GNSF Pool #389002............                     7.50%     08/15/22        663,282          665,356
 GNSF Pool #342065............                     8.00%     11/15/22        354,092          362,944
 GNSF Pool #295283............                     7.50%     11/15/22        971,224          974,563
 GNSF Pool #780227............                     8.00%     12/15/22        194,181          198,733
 GNSF Pool #350519............                     7.00%     06/15/23         17,744           17,384
 GNSF Pool #326465............                     7.00%     11/15/23      1,076,065        1,054,208
 GNSF Pool #369671............                     7.00%     12/15/23      2,361,236        2,313,274
 GNSF Pool #371045............                     8.00%     02/15/24        284,104          291,119
 FGLMC Pool #D66935...........                     7.50%     01/01/26        389,133          389,499
 FGLMC Pool #D66969...........                     7.50%     01/01/26        855,984          857,589
 FGLMC Pool #D68671...........                     7.50%     02/01/26        595,875          596,434
 FGLMC Pool #D69671...........                     7.50%     03/01/26         33,129           33,182
 FGLMC Pool #D70402...........                     7.50%     03/01/26         99,467           99,592
 FGLMC Pool #D69839...........                     7.50%     04/01/26        475,749          476,492
 FGLMC Pool #D69930...........                     7.50%     04/01/26        455,003          455,714
 FGLMC Pool #D70086 ..........                     7.50%     04/01/26        574,719          575,617
 FGLMC Pool #D71116 ..........                     7.50%     05/01/26         97,413           97,565
 FGLMC Pool #D71404 ..........                     7.50%     05/01/26      1,263,897        1,265,873
                                                                                         ------------
Total U.S. Government Agency
 Obligations (cost
 $25,725,743) ................                                                             25,727,901
                                                                                         ------------
TOTAL INVESTMENTS -- 99.5%
 (COST $188,453,819)(A).......                                                            208,708,800
Other assets in excess of
 liabilities -- 0.5% .........                                                              1,060,303
                                                                                         ------------
NET ASSETS -- 100.0%                                                                     $209,769,103
                                                                                         ==============

---------------

Percentages indicated are based on net assets of $209,769,103.

(a) Represents cost for federal income tax and book purposes and differs from value by net unrealized appreciation of securities as follows:

       Unrealized appreciation ...................................................    $22,060,999
       Unrealized depreciation ...................................................     (1,806,018)
                                                                                      -----------
       Net unrealized appreciation ...............................................    $20,254,981
                                                                                      ===========

Z.C.B. -- Zero Coupon Bond.

 + Foreign issuer

 * Effective yield

** Non-income producing security

---------------
See Notes to Financial Statements.

MASTER INVESTMENT TRUST, SERIES I --
ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

Statement of Assets and Liabilities
February 28, 1997
--------------------------------------------------------------------------------

ASSETS:
  Investments in securities, at value (cost $188,453,819).............   $208,708,800
  Cash................................................................         64,405
  Receivable for investment securities sold...........................      2,411,748
  Contribution receivable.............................................        228,912
  Dividends receivable................................................        253,309
  Interest receivable.................................................      1,043,502
  Deferred organization costs.........................................         24,235
  Prepaid expenses....................................................          3,043
                                                                         ------------
Total Assets..........................................................    212,737,954
                                                                         ============
LIABILITIES:
  Withdrawal payable..................................................        130,746
  Payable for investment securities purchased.........................      2,733,318
  Advisory fees payable...............................................         21,718
  Audit fees payable..................................................         29,875
  Fund accounting fees payable........................................         21,971
  Custodian fees payable..............................................          9,722
  Legal fees payable..................................................          8,488
  Administration fees payable.........................................          1,517
  Other accrued expenses..............................................         11,496
                                                                         ------------
Total Liabilities.....................................................      2,968,851
                                                                         ------------
NET ASSETS, FEBRUARY 28, 1997.........................................   $209,769,103
                                                                         ============

---------------
See Notes to Financial Statements.

MASTER INVESTMENT TRUST, SERIES I --
ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

Statement of Operations
For the year ended February 28, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Interest income.......................................................   $ 5,301,048
  Dividend income.......................................................     2,012,465
                                                                           -----------
    Total Income........................................................     7,313,513
                                                                           -----------
EXPENSES:
  Advisory fees.........................................................     1,046,406
  Administration fees...................................................        94,685
  Fund accounting fees and expenses.....................................       131,743
  Audit fees............................................................        34,173
  Custodian fees and expenses...........................................        30,367
  Legal fees............................................................        18,307
  Trustees' fees........................................................        11,048
  Amortization of organization costs....................................        13,860
  Other operating expenses..............................................        17,138
                                                                           -----------
      Total Expenses....................................................     1,397,727
  Less: Fee waivers.....................................................      (802,751)
                                                                           -----------
Total Net Expenses......................................................       594,976
                                                                           -----------
NET INVESTMENT INCOME...................................................     6,718,537
                                                                           -----------
NET REALIZED/UNREALIZED GAINS ON INVESTMENTS:
  Net realized gains on investment transactions.........................    22,245,042
  Net change in unrealized appreciation on investments..................     4,290,246
                                                                           -----------
Net realized/unrealized gains on investments............................    26,535,288
                                                                           -----------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................   $33,253,825
                                                                           ===========

---------------
See Notes to Financial Statements.

MASTER INVESTMENT TRUST, SERIES I --
ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                               YEAR ENDED       YEAR ENDED
                                                              FEBRUARY 28,     FEBRUARY 29,
                                                                  1997             1996
                                                              ------------     ------------
INVESTMENT ACTIVITIES:
OPERATIONS:
 Net investment income....................................   $  6,718,537     $  6,425,653
 Net realized gains on investment transactions............     22,245,042       19,223,012
 Net change in unrealized appreciation on investments.....      4,290,246        8,662,241
                                                             ------------     ------------
Change in net assets resulting from operations............     33,253,825       34,310,906
                                                             ------------     ------------
TRUST SHARE TRANSACTIONS:
 Contributions............................................     29,793,268       31,372,458
 Withdrawals..............................................    (34,332,404)     (35,499,213)
                                                             ------------     ------------
Change in net assets resulting from trust
 share transactions.......................................     (4,539,136)      (4,126,755)
                                                             ------------     ------------
Change in net assets......................................     28,714,689       30,184,151
NET ASSETS:
 Beginning of year........................................    181,054,414      150,870,263
                                                             ------------     ------------
 End of year..............................................   $209,769,103     $181,054,414
                                                             ============    =============

---------------
See Notes to Financial Statements.

MASTER INVESTMENT TRUST, SERIES I --
ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 -- ORGANIZATION

    Master Investment Trust, Series I (the "Trust"), a Delaware business trust, is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. At February 28, 1997, the Trust consisted of three portfolios. The accompanying financial statements and notes are those of the Asset Allocation Portfolio (the "Portfolio") only.

    The investment objective of the Portfolio is to obtain long term growth from capital appreciation and dividend and interest income. The Portfolio seeks to achieve its objective by actively allocating investments among the three major asset categories: bonds, equity securities and cash equivalents.

    Bank of America National Trust and Savings Association ("Bank of America"), a subsidiary of BankAmerica Corporation, serves as the Portfolio's investment adviser. The BISYS Group, Inc. ("BISYS"), through its wholly-owned subsidiary, BISYS Fund Services, Limited Partnership ("BISYS Ohio") serves as the Portfolio's administrator.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

    The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

PORTFOLIO VALUATIONS:

    Securities for which market quotations are readily available (other than debt securities with remaining maturities of 60 days or less) are valued at the last reported sales price on the securities exchange on which such securities are primarily traded or at the last reported sales price on the NASDAQ National Securities Market. Securities not listed on an exchange or the NASDAQ National Securities Market or securities for which there were no transactions on the day of valuation are valued at the mean of the most recent bid and ask prices. Bid price is used when no ask price is available. The Portfolio may use an independent pricing service, approved by the Board of Trustees, to value certain of their securities. Such prices reflect market values which may be established through the use of electronic data processing techniques and matrix systems. Restricted securities and securities for which market quotations are not readily available, if any, are valued at fair value using methods approved by the Board of Trustees.

    Debt securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

SECURITIES TRANSACTIONS AND RELATED INCOME:

    Securities transactions are accounted for on a trade date basis. Interest income, including accretion of discount and amortization of premium, is accrued daily. Dividend income is recorded on the ex-dividend date. Realized gains and losses on securities transactions are determined on the identified cost basis.

EXPENSES:

    Expenses directly attributable to a Portfolio are charged to that Portfolio, while general Trust expenses are allocated among the respective portfolios of the Trust.

FEDERAL INCOME TAXES:

    The Portfolio will be treated as a partnership for federal income tax purposes. As such, each investor in the Portfolio will be taxed on their share of the Portfolio's ordinary income and capital gains. It is intended that the Portfolio will be managed in such a way that an investor will be able to satisfy the requirements of the Internal Revenue Code applicable to regulated investment companies.

NOTE 3 -- AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

    The Portfolio has an Investment Advisory Agreement with Bank of America and an Administration Agreement with BISYS.

    As Adviser, Bank of America is responsible for managing the investment of the assets of the Portfolio in conformity with the stated objectives and policies of the Portfolio. Pursuant to the terms of the Investment Advisory Agreement, Bank of America is entitled to a fee, which is accrued daily and payable monthly, at an annual rate of 0.55% of the average daily net assets of the Portfolio. For the year ended February 28, 1997, Bank of America waived $735,797 in fees as Adviser of the Portfolio.

    As Administrator, BISYS assists in supervising the operations of the Portfolio. Pursuant to the terms of the Administration Agreement, BISYS is entitled to a fee which is accrued daily and payable monthly, at an annual rate of 0.05% of the Portfolio's average daily net assets. For the year ended February 28, 1997, BISYS waived $66,954 in fees as Administrator of the Portfolio.

    For services provided to all three of the portfolios constituting the Trust, each Trustee receives an annual fee of $3,000 and a meeting fee of $500.

    For the year ended February 28, 1997, the Portfolio incurred legal expenses of $18,307, which were earned by a law firm, a partner of which serves as Secretary of the Trust.

    Certain officers of the Trust are affiliated with BISYS. Such persons are not paid directly by the Trust for serving in these capacities.

NOTE 4 -- SECURITIES TRANSACTIONS

    During the year ended February 28, 1997, the Portfolio purchased and sold portfolio securities, excluding short-term securities, in the following amounts:

                                                                     PURCHASES           SALES
                                                                    ------------      ------------
U.S. Government...................................................  $ 50,943,913      $ 52,593,283
Other.............................................................   169,694,792       161,995,504
                                                                    ------------      ------------
Total.............................................................  $220,638,705      $214,588,787
                                                                    ============      ============

NOTE 5 -- CONCENTRATION OF CREDIT RISK

    The Portfolio had the following concentrations by industry sector at February 28, 1997 (as a percentage of total investments):

       Commercial Paper..........................................................    2.2%
       Corporate Bonds...........................................................   10.3
       Medium Term Notes.........................................................    6.2
       Euro Bonds................................................................    1.3
       U.S. Treasury Bonds.......................................................    6.1
       U.S. Treasury Notes.......................................................    2.5
       U.S. Government Agency Obligations........................................   12.4
       Aerospace/Airlines........................................................    1.0
       Aluminium.................................................................    0.4
       Automobiles...............................................................    1.2
       Automobile Parts..........................................................    0.1
       Banks.....................................................................    3.9
       Beverages.................................................................    2.1
       Brokerage.................................................................    1.3
       Chemicals.................................................................    1.9
       Computer Software/Hardware................................................    3.9
       Cosmetics/Household Products..............................................    2.3
       Electrical Products.......................................................    2.8
       Electronic Semiconductors.................................................    2.8
       Electric Utilities........................................................    0.3
       Financial services........................................................    2.9
       Food......................................................................    1.9
       Gas Utilities.............................................................    1.0
       Hospital Care.............................................................    1.0
       Insurance -- Life.........................................................    0.4
       Insurance -- Property and Casualty........................................    1.0
       Leisure...................................................................    0.8

       Manufacturing -- Machinery................................................    1.1
       Media.....................................................................    0.8
       Multi Industries..........................................................    3.5
       Natural Energy............................................................    0.8
       Oil -- International......................................................    3.1
       Oil Service...............................................................    0.4
       Paper Products............................................................    1.6
       Pharmaceuticals...........................................................    6.0
       Photography...............................................................    0.2
       Railroad..................................................................    0.7
       Retail....................................................................    1.8
       Retail -- Manufacturing...................................................    0.3
       Telecommunications........................................................    1.6
       Telephone.................................................................    3.0
       Tobacco...................................................................    1.1
                                                                                   -----
                                                                                   100.0%
                                                                                   =====

NOTE 6 -- PROPOSED REORGANIZATION

    On October 29, 1996, the Board of Trustees of the Seafirst Retirement Funds ("Seafirst") and Board of Directors of the Pacific Horizon Funds, Inc., voted to approve the merger of the Company with respect to the Blue Chip, Asset Allocation and Intermediate Bond portfolios of the Pacific Horizon Funds, Inc. Under the terms of the reorganization, the assets and liabilities of the Seafirst Blue Chip, Seafirst Asset Allocation, and Seafirst Intermediate Bond Funds would be exchanged for a newly formed class of shares of the Pacific Horizon Blue Chip, Pacific Horizon Asset Allocation and Pacific Horizon Intermediate Bond Funds, respectively, and the Seafirst Funds will be liquidated.

    Upon consummation of the merger of the Seafirst Asset Allocation Fund into the Pacific Horizon Asset Allocation Fund the combined fund will withdraw its investment in the Asset Allocation Portfolio and engage Bank of America to manage its assets directly.

    The reorganization is subject to shareholder approval and, if approved, is expected to be completed by June 30, 1997.

MASTER INVESTMENT TRUST SERIES I --
ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

Supplementary Data
--------------------------------------------------------------------------------

                              FOR THE          FOR THE            YEAR            PERIOD
                             YEAR ENDED       YEAR ENDED         ENDED            ENDED
                            FEBRUARY 28,     FEBRUARY 29,     FEBRUARY 28,     FEBRUARY 28,
                                1997             1996             1995            1994*
                            ------------     ------------     ------------     ------------
Ratio of expenses to
  average net assets.......     0.31%            0.26%            0.17%          0.24%**
Ratio of net investment
  income to average net
  assets...................     3.51%            3.87%            4.01%          3.35%**
Ratio of expenses to
  average net assets (a)...     0.73%            0.73%            0.77%          0.27%**
Ratio of net investment
  income to average net
  assets(a)................     3.09%            3.40%            3.41%          3.32%**
Portfolio Turnover.........      116%             157%             142%              67%
Average Commission rate
  paid (b).................    $0.044               --               --               --

---------------

 (a)  During the period, certain fees were voluntarily reduced and expenses reimbursed. If such voluntary fee reductions and expense reimbursements had not occurred, the ratios would have been as indicated.
 (b)  Represents the dollar amount of commissions paid on Portfolio transactions divided by the total number of shares purchased and sold for which commissions were charged.
   *  For the period December 6, 1993 ( commencement of operations) through February
      28, 1994
  **  Annualized

See Notes to Financial Statements.

MASTER INVESTMENT TRUST, SERIES I
--------------------------------------------------------------------------------

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Trustees
and Investors of
Master Investment Trust, Series I

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the supplementary data present fairly, in all material respects, the financial position of Master Investment Trust, Series I -- Asset Allocation Portfolio (the "Portfolio") at February 28, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its supplementary data for each of the periods presented in conformity with generally accepted accounting principles. These financial statements and supplementary data (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 1997 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

1177 Avenue of the Americas
New York, New York
April 21, 1997

For more information, complete the following form and mail it to:

                             Pacific Horizon Funds
                        1230 Columbia Street, Suite 500
                              San Diego, CA 92101

 ..............................................................................
First Name                                  Last Name

 ..............................................................................
Street Address

 ..............................................................................
City                             State                   Zip Code

 ..............................................................................
Area Code and Telephone Number

PLEASE CHECK ONE OF THE TWO BOXES BELOW SO WE CAN BETTER MEET YOUR NEED FOR SERVICE.
[ ] A broker assisted me with the purchase of my Pacific Horizon Fund.

 ..............................................................................
    Name of Broker

 ..............................................................................
    Name of Brokerage Firm

[ ] I purchased my Pacific Horizon Fund without the assistance of a broker.

    Please send me a free investing kit on the Pacific Horizon Fund(s) checked below. The kit includes a prospectus, which has more complete information on the Fund(s) such as charges and expenses. Read the prospectus carefully before investing or sending money.

     PACIFIC HORIZON FUNDS

       [ ] International Equity Fund          [ ] Intermediate Bond Fund
       [ ] Aggressive Growth Fund             [ ] U.S. Government Securities Fund
       [ ] Blue Chip Fund                     [ ] Short-Term Government Fund
       [ ] Capital Income Fund                [ ] National Municipal Bond Fund
       [ ] Asset Allocation Fund              [ ] California Tax-Exempt Bond Fund
       [ ] Corporate Bond Fund
                                           Money Market Funds
       [ ] Prime Fund                         [ ] Treasury Only Fund
       [ ] Treasury Fund                      [ ] Tax-Exempt Money Fund
       [ ] Government Fund                    [ ] California Tax-Exempt Money Market Fund

Additional Comments:
 ..............................................................................
 ..............................................................................
 ..............................................................................
 ..............................................................................
 ..............................................................................
 ..............................................................................

           NOT FDIC INSURED  -  NO BANK GUARANTEE  -  MAY LOSE VALUE

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